UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Beta Bionics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Beta Bionics, Inc.

11 Hughes

Irvine, California 92618

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 21, 2026

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Beta Bionics, Inc., a Delaware corporation (the “Company”). The meeting will be held on Thursday, May 21, 2026 at 2:00 P.M. Pacific Time. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted only via a live audio webcast. You will be able to attend the Annual Meeting, submit your questions and vote online during the meeting by visiting www.virtualshareholdermeeting.com/BBNX2026. The meeting will be held for the following purposes:

1.
To elect two Class I directors, as nominated by the Board of Directors, to hold office until the 2029 Annual Meeting of Stockholders and their successors are duly elected and qualified, or until their earlier death, resignation or removal.
2.
To ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
3.
To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

The Annual Meeting will be held virtually through a live webcast. Stockholders of record at the close of business on March 23, 2026 and their proxy holders will be able to attend the Annual Meeting, submit questions and vote during the live webcast by visiting www.virtualshareholdermeeting.com/BBNX2026 and entering the 16-digit control number included in your Notice of Internet Availability or in the instructions that you received via email. Please refer to the additional logistical details and recommendations in the accompanying proxy statement. You may log-in beginning at 1:45 P.M. Pacific Time, on May 21, 2026.

Only stockholders of record at the close of business on March 23, 2026 and their proxy holders may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Sean Saint
Sean Saint
President and Chief Executive Officer
Irvine, California

April 10, 2026

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on Thursday, May 21, 2026 at 2:00 P.M. Pacific Time at www.virtualshareholdermeeting.com/BBNX2026.

The proxy statement and annual report to stockholders are available at https://investors.betabionics.com/financials/sec-filings.

You are cordially invited to attend the meeting online. Whether or not you expect to attend the meeting, please vote over the telephone or the internet as instructed in these materials, or, if you receive a paper proxy card by mail, by completing and returning the proxy mailed to you, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote online if you attend the meeting.

BETA BIONICS, INC.

11 Hughes

Irvine, California 92618

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 21, 2026

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board”) of Beta Bionics, Inc. (sometimes referred to as the “Company”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to first mail the Notice and make this proxy statement and the form of proxy available to stockholders on or about April 10, 2026.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after April 20, 2026.

How do I attend the Annual Meeting?

This year’s Annual Meeting will be a virtual meeting, which will be conducted entirely online via audio webcast to allow greater participation. You may attend, vote and ask questions at the Annual Meeting by following the instructions provided on the Notice or proxy card to log in to www.virtualshareholdermeeting.com/BBNX2026. If you are a stockholder of record, you will be asked to provide the 16-digit control number from your Notice or proxy card. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank.

The audio webcast of the Annual Meeting will begin promptly at 2:00 P.M. Pacific Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 1:45 P.M. Pacific Time, and you should allow reasonable time for the check-in procedures.

You are entitled to attend the Annual Meeting if you were a stockholder as of the close of business on March 23, 2026, the record date, or hold a valid proxy for the Annual Meeting. To be admitted to the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/BBNX2026 and enter the 16-digit control number found next to the label “Control Number” on your Notice or proxy card, or in the email sending you the Proxy Statement. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the Annual Meeting if you have questions about obtaining your control number/ proxy to vote.

Whether or not you participate in the Annual Meeting, it is important that you vote your shares.

What if I cannot find my control number?

Please note that if you do not have your control number and you are a registered stockholder, you will be able to login as a guest. To view the Annual Meeting webcast visit www.virtualshareholdermeeting.com/BBNX2026 and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the Annual Meeting.

If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your control number prior to the Annual Meeting.

Where can we get technical assistance if we are having trouble accessing the Annual Meeting or during the Annual Meeting?

If you have difficulty accessing the Annual Meeting or during the Annual Meeting, please refer to the technical support telephone number posted on the virtual meeting website login page, where technicians will be available to help you.

For the Annual Meeting, how do we ask questions of management and the Board?

We plan to spend up to 15 minutes answering appropriate stockholder questions at the conclusion of the Annual Meeting and will include as many stockholder questions that comply with the rules of conduct for the Annual Meeting as the allotted time permits. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Questions that are not relevant to the proposals to be voted on at the Annual Meeting will not be responded to. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/BBNX2026.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on March 23, 2026 will be entitled to vote at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on March 23, 2026 your shares were registered directly in your name with Beta Bionics, Inc.’s transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return your vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on March 23, 2026 your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice should be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your brokerage firm, bank, or other similar organization for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the internet, including by providing you with a 16-digit control number via email or on your Notice or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the internet as instructed by your broker, bank or other stockholder of record. If you did not receive a 16-digit control number via email or on your Notice or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.

What am I voting on?

There are two matters scheduled for a vote:

•
To elect two Class I directors, as nominated by the Board, to hold office until the 2029 Annual Meeting of Stockholders and their successors are duly elected and qualified, or until their earlier death, resignation or removal. (“Proposal 1”); and
•
To ratify the appointment by the Audit Committee of the Board of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. (“Proposal 2”).

What if another matter is properly brought before the Annual Meeting?

The Board does not know of any other matters to be brought before the Annual Meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment. Discretionary authority for them to do so is provided for in the proxy card.

How do I vote?

For Proposal 1, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee to the Board that you specify. For Proposal 2, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting or you may vote by proxy over the telephone, through the internet or using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at the Annual Meeting even if you have already voted by proxy. This is only required if you want to change your original vote, since votes will not be double counted.

By Internet	By Telephone	By Mail	During the Meeting
You may vote your shares from any location in the world at www.proxyvote.com (you will need the control number printed on your Notice or proxy card)	You may vote your shares by calling 1-800-690-6903 and following the instructions on your proxy card.	If you received a proxy card by mail, you may vote by completing, dating and signing the proxy card and promptly mailing it in the postage-paid envelope provided.	To vote at the Annual Meeting, visit www.virtualshareholdermeeting.com/BBNX2026 (you will need the control number printed on your Notice or proxy registration confirmation email)

Internet and telephone voting facilities for stockholders of record will be available for 24 hours a day and will close at 11:59 P.M. Eastern Time (8:59 P.M. Pacific Time) on May 20, 2026.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from the Company. You must follow these instructions for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the internet, including by providing you with a 16-digit control number via email or on your Notice of Availability or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the internet as instructed by your broker, bank or other stockholder of record. If you did not receive a 16-digit control number via email or on your Notice of Availability or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain your 16-digit control number. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain their 16-digit control number either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

Each share of common stock you owned as of March 23, 2026 is entitled to one vote.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all two nominees for director and “For” the ratification of the appointment by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using that individual’s best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Brokers, banks and other securities intermediaries may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine,” but not with respect to “non-routine” matters. In this regard, Proposal 1 is considered to be “non-routine,” meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. Proposal 2 is considered to be a “routine” matter, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.

If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other such agent cannot vote the shares. When there is at least one “routine” matter that the broker, bank or other securities intermediary votes on, the shares that are un-voted on “non-routine” matters are counted as “broker non-votes.” Proposal 1 is considered to be “non-routine” and we therefore expect broker non-votes to exist in connection with that proposal. Proposal 2 is considered to be a “routine” matter and we therefore expect brokers, banks or other securities intermediaries to vote on that proposal.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

Beta Bionics, Inc. will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by email, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•
You may submit another properly completed proxy card with a later date.
•
You may grant a subsequent proxy by telephone or through the internet.
•
You may send a timely written notice that you are revoking your proxy to Beta Bionics, Inc.’s Corporate Secretary at 11 Hughes, Irvine, California 92618. Such notice will be considered timely if it is received at the indicated address by the close of business on the business day one week preceding the date of the Annual Meeting.
•
You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

What vote is required for adoption or approval of each proposal and how will votes be counted?

Proposal Number	Proposal Description	Vote Required for Approval	Voting Options	Effect of Abstentions	Effect of Broker Non-Votes	Board Recommendation
1	Election of Directors named in this Proxy Statement	“For” votes from a plurality of the votes cast.	FOR or WITHHOLD	No Effect	No Effect	FOR all nominees
2	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026	“For” votes from a majority of the votes cast.	FOR, AGAINST or ABSTAIN	No Effect	Not applicable	FOR

Who will count the vote?

Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspectors of election.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote at the Annual Meeting are present in person or represented by proxy. On March 23, 2026, there were 44,561,695 shares of common stock, outstanding and entitled to vote.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or the holders of a majority of the voting power of the shares present at the Annual Meeting or represented by proxy and entitled to vote may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by terms such as “anticipate,” “believe,” “could,” “estimate,” “expects,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes. The forward-looking statements may include statements about our plans and expectations regarding executive compensation and our development plans and business strategy. Such statements are based on management’s current expectations and involve risks and uncertainties, which may cause actual results to differ materially from those set forth in the statements. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. For a nonexclusive list of major factors which could cause the actual results to differ materially from the predicted results in the forward-looking statements, please refer to the “Risk Factors” in Part I. Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and in our subsequent periodic reports on Form 10-Q and Form 8-K.

PROPOSAL 1: ELECTION OF DIRECTORS

Under our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Amended and Restated Bylaws (the “Bylaws”), the Board is divided into three classes, with only one class of directors being elected in each year and each class, Class I, Class II and Class III, serving a three-year term. Each Class I director has a term that expires at this Annual Meeting, each Class II director has a term that expires at the Company’s 2027 annual meeting of stockholders and each Class III director has a term that expires at the Company’s 2028 annual meeting of stockholders, or in each case until their respective successors are duly elected and qualified, or until their earlier death, resignation, or removal.

There are currently seven members of the Board. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has considered and nominated the two incumbent directors listed below, both of whom have previously been elected by our stockholders, for election to the Board at the Annual Meeting.

We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve. In the event that any of these nominees should become unavailable for election due to any presently unforeseen reason, proxies will be voted for a substitute as designated by the Board, or alternatively, the Board may leave a vacancy on the Board or reduce the size of the Board.

Nominees for Election to the Board of Directors

Our Board of Directors

The biographies of each of our nominees for election to the Board as Class I directors, and all other directors are set forth below, including the offices held, other business directorships and the class and term of each director nominee and director. Each of the biographies highlights specific experience, qualifications, attributes, and skills that led us to conclude that such person should serve as a director. We believe that, as a whole, our Board possesses the requisite skills and characteristics, leadership traits, work ethic, and independence to provide effective oversight. No director or executive officer is related by blood, marriage, or adoption to any other director or executive officer. No arrangements or understandings exist between any director and any other person pursuant to which such person was selected as a director or nominee.

All of the Company’s incumbent directors have previously been elected by our stockholders, other than Gerard Michel, who was appointed by our Board on March 26, 2025. Mr. Michel was identified as a potential director nominee by the Board.

Class I Director Nominees for Election at the Annual Meeting

Sean Carney | Director Since February 2020 | Age: 57 | Committee Memberships: Audit Committee

Sean Carney has served as a member of our Board since February 2020. Mr. Carney has served as a Partner and Head of Global Investment at Hillhouse Investment, a private equity firm, since February 2017, focusing on global leveraged buyouts and carve-outs. Mr. Carney also serves on the boards of several privately held companies, including Emerald Clinical (formerly George Clinical), a clinical research organization, since June 2023 and Versuni, a global home appliance company, since September 2021. From November 1996 to December 2017, Mr. Carney served as a Managing Director at Warburg Pincus LLC, a private equity firm. He has previously served on numerous public and private company boards, including Bausch + Lomb, an eye health products company, Dexcom, and the Wright Medical Group N.V., a global medical device company. Mr. Carney received his A.B. in Economics from Harvard University and his M.B.A. from Harvard Business School.

Our Board believes that Mr. Carney's extensive directorship experience and his experience working in the private equity industry qualifies him to serve on our Board.

Christy Jones | Director Since January 2025 | Age: 56 | Committee Memberships: Compensation Committee and Nominating and Corporate Governance Committee

Christy Jones has served as a member of our Board since January 2025. Ms. Jones previously served on our Board from April 2021 to August 2023. Ms. Jones has served as Managing Director of Richmond Capital Partners, a private investment company focused on real estate, technology and growth company assets, since March 2017. Ms. Jones previously served on the board of directors of Optiva, Inc., a publicly held cloud-native revenue management software company, from March 2017 to July 2020. She has served on the board of directors of Extend Fertility LLC, a privately held company focused on the cryopreservation of women's eggs since April 2015. Ms. Jones received her B.A. in Economics from Stanford University and her M.B.A. from Harvard Business School.

Our Board believes that Ms. Jones's extensive entrepreneurial experience bringing new technologies to market qualifies her to serve on our Board.

Class II Directors Continuing in Office Until Our 2027 Annual Meeting

Maria Palasis, Ph.D. | Director | Director Since January 2025 | Age: 61 | Committee Memberships: Audit Committee and Compensation Committee

Maria Palasis, Ph.D. has served as a member of our Board since January 2025. Dr. Palasis previously served on our Board from September 2022 to September 2023 and has served on our Advisory Board since September 2023. Dr. Palasis has served as the President and Chief Executive Officer of Lyra Therapeutics Inc., a publicly traded biotechnology company focused on developing therapies for chronic rhinosinusitis, since December 2014, and as Executive Vice President and Chief Technology Officer from March 2011 to December 2014. Previously, she served as Executive Vice President from September 2008 to March 2011 of Arsenal Medical, Inc., a medical device company, and as President and Chief Executive Officer from December 2014 to June 2018 of both Arsenal Medical, Inc. and its spin out, 480 Biomedical, and in roles of increasing responsibility at Boston Scientific Corporation, a medical device company, from November 1995 to January 2008. She has served on the board of directors of PanTher Therapeutics, Inc., a privately held biotechnology company since September 2020 and of Lyra Therapeutics since January 2015. Previously, she also served on the board of directors of Arsenal Medical, Inc. from 2015 to 2018. Dr. Palasis received her B.S. and Ph.D. in Chemical Engineering from the University of Cincinnati.

Our Board believes that Dr. Palasis's extensive experience in developing medical devices and drug delivery systems qualifies her to serve on our Board.

Sean Saint | President, Chief Executive Officer and Director | Director Since August 2022 | Age: 50 | Committee Memberships: None

Sean Saint has served as our Chief Executive Officer and a member of our Board since August 2022. Mr. Saint co-founded Luna Diabetes, a private company focused on automated insulin delivery for multiple daily injection users and has served as a member of its board of directors from January 2021 to January 2025. From January 2014 to September 2020, Mr. Saint served as Co-Founder and Chief Executive Officer of Companion Medical, Inc., a medical device company in the diabetes industry, leading the development and launch of the company's InPen, a smart insulin pen for diabetes patients, and the acquisition of the company by Medtronic in 2020. He continued to serve as Vice President of Companion Medical at Medtronic through August 2021. From July 2009 to January 2014, Mr. Saint served as Director of Mechanical Engineering and Advanced Technology at Tandem Diabetes Care, a medical device manufacturer, leading the design and implementation of a pumping mechanism for insulin infusion therapy. From August 2007 to February 2009, Mr. Saint served as Co-Founder and Vice President of Research and Development at Alure Medical, a medical developer, leading the hiring efforts of the engineering and regulatory teams, implementing a clinical trial and receiving 510(k) clearance from the FDA for the company's devices. Prior to that, from October 2003 to August 2007, Mr. Saint worked as Engineering Manager at Dexcom, a public company focused on continuous glucose monitoring systems for diabetes management, managing the development of a short-term transcutaneous sensor and an in-hospital IV-based glucose monitor. Mr. Saint received his B.S. in Mechanical Engineering and minor in Computer Science from California Polytechnic State University - San Luis Obispo. Mr. Saint is also a certified Professional Engineer in California.

Our Board believes that Mr. Saint's extensive experience in the diabetes industry qualifies him to serve on our Board.

Class III Directors Continuing in Office Until Our 2028 Annual Meeting

Dan Dearen | Director Since October 2024 | Age: 63 | Committee Memberships: Audit Committee and Nominating and Corporate Governance Committee

Dan Dearen has served as a member of our Board since October 2024. Mr. Dearen previously worked at Axonics, Inc., a publicly traded medical device company, serving as Chief Operating Officer and Chief Financial Officer from October 2013 to August 2018 and as President and Chief Financial Officer from August 2018 to October 2023. Previously, he served as Chief Operating Officer and Chief Financial Officer of Vessix Vascular Inc. from July 2009 to November 2012, Chief Financial Officer of Miraval Holding from December 2004 to November 2008, and Chief Financial Officer of Q3DM, Fairbanks Systems Group, ESI Software, and Medication Delivery Devices from January 1995 to November 2004. Mr. Dearen also serves on the boards of several privately held companies, including Jena Valve Technology, Inc., a developer and manufacturer of transcatheter aortic valve replacement systems, since January 2023. He previously served on the board of directors of Endotronix, Inc., a developer and manufacturer of digital health management solutions for patients suffering from heart failure, from March 2021 until its acquisition by Edwards Lifesciences in August 2024. Mr. Dearen received his B.B.A. in Accounting and Business from Southern Methodist University and his M.B.A. from Boston College.

Our Board believes that Mr. Dearen's extensive experience working in the medical device and pharmaceutical industries qualifies him to serve on our Board.

Adam Lezack | Chairperson | Director Since December 2023 | Age: 46 | Committee Memberships: Compensation Committee and Nominating and Corporate Governance Committee

Adam Lezack has served as a member of our Board since December 2023 and has been nominated to serve as Chairperson of our board of directors since December 2024. Mr. Lezack is Co-Founder of Fortis Advisors (acquired by PNC Bank in 2018), a shareholder representative services firm specializing in mergers and acquisitions (M&A), and has served as Managing Director since 2011. Following Fortis Advisors' acquisition by PNC Bank, Mr. Lezack led the build-out and commercialization of the PNC M&A Escrow and Payment Solutions business and served as its Managing Director. Prior to founding Fortis Advisors, Mr. Lezack worked as a Corporate Attorney at DLA Piper from May 2008 to August 2011. Mr. Lezack previously served as a member of the board of directors of the San Diego Chapter of the Juvenile Diabetes Research Foundation (now Breakthrough T1D). He received his B.Com degree from the University of Victoria, his J.D. from the University of Manitoba Faculty of Law and his LL.M. from the University of San Diego School of Law.

Our Board believes that Mr. Lezack's entrepreneurial leadership and legal experience qualify him to serve on our Board.

Gerard Michel | Director Since March 2025 | Age: 62 | Committee Memberships: Audit Committee

Gerard Michel has served as a member of our Board since March 2025. Mr. Michel has served as director and Chief Executive Officer at Delcath Systems, Inc., a publicly traded interventional oncology company, since October 2020. From June 2014 to September 2020, he served as Chief Financial Officer at Vericel Corporation, a biopharmaceutical company. Mr. Michel also served as Chief Financial Officer and Vice President, Corporate Development at Biodel, Inc. from November 2007 to May 2014, and Chief Financial Officer and Vice President of Corporate Development at NPS Pharmaceuticals Inc. from August 2002 to November 2007. Previously, Mr. Michel was a Principal at Booz Allen and held a variety of commercial roles at both Lederle Labs and Wyeth Labs. Mr. Michel holds an M.S. in Microbiology from the University of Rochester School of Medicine, an M.B.A. from the Simon School of Business, and a B.S. in both Biology and Geology from the University of Rochester.

Our Board believes that Mr. Michel's extensive experience working in the pharmaceutical and medical technology industries qualifies him to serve on our Board.

The Board of Directors and Certain Governance Matters

Director Nomination Process and Qualifications

We believe that an effective board of directors should be made up of individuals who collectively provide an appropriate balance of diverse occupational and personal backgrounds and perspectives and who have a range of skills and expertise sufficient to provide guidance and oversight with respect to the Company’s strategy and operations. Our Board and our Nominating and Corporate Governance Committee seek individuals with backgrounds and qualities that, when combined with those of our other directors, enhance our Board’s effectiveness and result in the Board having a balance of knowledge, experience, and capability. Our Nominating and Corporate Governance Committee considers candidates who are recommended by its members, by other Board members, by stockholders, and by management, as well as those identified by third-party search firms retained to assist in identifying and evaluating possible candidates.

In assessing potential candidates, our Board and Nominating and Corporate Governance Committee will consider, among other factors, whether the candidate possesses relevant expertise to offer advice and guidance to management, has sufficient time to devote to the affairs of the Company, demonstrates excellence in the candidate’s field; has the ability to exercise sound business judgment and is committed to represent the long-term interests of the Company’s stockholders.

Nominations by Stockholders

Our Nominating and Corporate Governance Committee will evaluate director candidates recommended by stockholders in the same manner in which the Nominating and Corporate Governance Committee evaluates any other director candidate.

Any recommendation submitted to the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation but must include information that would be required under the “advance notice” provisions of the Bylaws and rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Corporate Secretary c/o Beta Bionics, Inc. at 11 Hughes, Irvine, California 92618. Such director nominations will be presented to the Board for its consideration. Stockholders must also satisfy the notification, timeliness, consent, and information requirements set forth in our Bylaws. These requirements are also described under the section titled “Stockholder Proposals for the 2027 Annual Meeting of Stockholders.”

Director Independence and Independence Determinations

Our Corporate Governance Guidelines provide that our Board will consist of a majority of independent directors in accordance with applicable Nasdaq listing standards. Our Corporate Governance Guidelines define an “independent” director consistent with the Nasdaq definition of independence. Under our Corporate Governance Guidelines and Nasdaq listing standards, a director is not independent unless the Board affirmatively determines that such director does not have a direct or indirect material relationship with the Company or any of its subsidiaries. Members of the Audit Committee and Compensation Committee are subject to the additional independence requirements of applicable SEC rules and Nasdaq listing standards.

Our Nominating and Corporate Governance Committee undertook its annual review of director independence and made a recommendation to our Board regarding director independence. As a result of this review, our Board affirmatively determined that Mr. Carney, Mr. Dearen, Ms. Jones, Mr. Lezack, Mr. Michel and Dr. Palasis are “independent” in accordance with Nasdaq listing standards applicable to boards of directors in general, and Gilad Glick and Lennox Ketner, each of whom left the Board during 2025, were “independent” during the period they served on the Board during 2025. In addition, our Board has affirmatively determined that Mr. Carney, Mr. Dearen, Mr. Michel and Dr. Palasis are “independent” in accordance with the Nasdaq listing standards and SEC rules applicable to boards of directors in general and audit committee members in particular, and that Ms. Jones, Mr. Lezack and Dr. Palasis are “independent” in accordance with the Nasdaq listing standards and SEC rules applicable to boards of directors in general and compensation committee members in particular.

In assessing directors’ independence, our Board took into account certain transactions, relationships, and arrangements involving some of the directors and concluded that such transactions, relationships, and arrangements did not impair the independence of the director.

Board Leadership Structure

Our Board maintains the flexibility to determine whether the roles of Chair of the Board and Chief Executive Officer (“CEO”) should be combined or separated, based on what it believes is in the best interests of the Company at a given point in time. The Board believes that this flexibility is in the best interest of the Company and that a one-size-fits-all approach to corporate governance, with a mandated independent Chair, would not result in better governance or oversight.

At this time, our Board is led by Mr. Lezack, an independent, non-executive Chair. Our Board believes that it is in the best interests of the Company and its stockholders for Mr. Lezack to continue to serve as Chair of the Board. Mr. Lezack possesses significant knowledge and experience in our industry and a deep understanding of our strategic objectives, all of which will continue to benefit the Company during the year ahead. The Company believes that separation of the positions of the Chair and CEO reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Chair creates an environment that is more conducive to the Board’s objective evaluation and oversight of management’s performance, increasing management accountability, and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders, including with respect to evaluating whether the steps management is taking to manage risks are appropriate for the Company. Mr. Lezack’s responsibility is to ensure that our Board functions properly and to work with our President and CEO to set the Board’s agenda. Accordingly, he has substantial ability to shape the work of the Board. We expect him to facilitate communications among our directors and between the Board and senior management. While Mr. Lezack provides independent leadership, he also works closely with our CEO to ensure that our directors receive the information that they need to perform their responsibilities, including discussing and providing critical review of the matters that come before the Board and assessing management’s performance. As a result, we believe that such separation can enhance the effectiveness of our Board as a whole. We believe that the leadership structure of our Board is appropriate and enhances its ability to effectively carry out its roles and responsibilities on behalf of our stockholders.

Board’s Role in Risk Oversight

While senior management has primary responsibility for managing risk, the Board has responsibility for risk oversight with specific risk areas delegated to relevant Board committees who report on their deliberations to the full Board. The specific risk areas of focus for the Board and each of its committees are summarized below.

Full Board
•
Oversee the Company’s risk governance framework, including an enterprise-wide culture that supports appropriate risk awareness and the identification, escalation, and appropriate management of risk
•
Integrity, ethics, and compliance with its Code of Business Conduct and Ethics
•
General strategic and commercial risks
•
M&A transactions, including execution and integration, and the M&A competitive landscape
•
Legal risks such as those arising from litigation, environmental, and intellectual property matters

Audit Committee
•
Oversee and coordinate with the Company’s internal and external auditors
•
Accounting, controls and financial disclosure
•
Cybersecurity risk, including our information security framework, threat assessment, response readiness and training efforts
•
Tax and liquidity management

Compensation Committee	• Compensation structure and programs • CEO succession planning • Diversity, equity and inclusion initiatives • Recruitment and retention of talent • Workplace culture • Workplace health, safety and well-being
Nominating and Corporate Governance Committee	• Governance structures and processes • Board organization, independence and structure • Board succession and effectiveness • Oversee the Company’s environmental, social and governance (“ESG”) initiatives

Board and Committee Meetings and Attendance

Our Corporate Governance Guidelines provide that all directors are expected to prepare for, attend and participate in all meetings of the Board and committees on which they serve. During 2025, the Board met four times. The Audit Committee held four meetings, the Compensation Committee held five meetings, and the Nominating and Corporate Governance Committee did not hold any meetings in 2025, although the Nominating and Corporate Governance Committee took action pursuant to a unanimous written consent in 2025. No member of the Board attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she was a director) and the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served).

Our Corporate Governance Guidelines provide that directors are expected to attend meetings of stockholders.

Board Committees

Our Board has established three standing committees—the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee—each of which operates under a charter that has been approved by our Board. Current copies of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee charters are posted under the section titled “Leadership & Governance – Documents & Charters” of our website located at investors.betabionics.com.

AUDIT COMMITTEE

Primary Responsibilities	Current Committee Members

We have adopted a committee charter that details the primary responsibilities of the Audit Committee, including:

•
evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;
•
reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;
•
monitoring the rotation of partners of our independent auditors on our engagement team as required by law;
•
prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;
•
reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;
•
reviewing, with our independent auditors and management, significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;
•
reviewing with management and our independent auditors any earnings announcements and other public announcements regarding material developments;
•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters;
•
preparing the report that the SEC requires in our annual proxy statement;
•
reviewing and providing oversight of any related-person transactions in accordance with our related-person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our Code of Business Conduct and Ethics;
•
reviewing our major financial, information security and cybersecurity risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are implemented;
•
reviewing and making recommendations to the full Board regarding directors and officers indemnification and insurance matters;
•
reviewing on a periodic basis our investment policy and related-person transactions policy; and
•
reviewing and evaluating on an annual basis the performance of the Audit Committee and the Audit Committee charter.

Dan Dearen (Chair) Sean Carney Gerard Michel Maria Palasis, Ph.D.

Primary Responsibilities	Current Committee Members

Financial Expertise and Independence

All members of the Audit Committee are “independent” in accordance with the Nasdaq listing standards and SEC rules applicable to boards of directors in general and audit committee members in particular. The Board has determined that Mr. Dearen qualifies as an “audit committee financial expert” as defined by the applicable SEC rules and that each member of the Audit Committee is “financially sophisticated”.

Report

The Report of the Audit Committee is included elsewhere in this proxy statement.

COMPENSATION COMMITTEE

Primary Responsibilities	Current Committee Members

We have adopted a committee charter that details the primary responsibilities of the Compensation Committee, including:

•
reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full Board regarding) our overall compensation strategy and policies;
•
reviewing and approving or, in the case of our chief executive officer’s compensation, making recommendations to the full Board regarding the compensation and other terms of employment of our executive officers;
•
reviewing and approving (or if it deems it appropriate, making recommendations to the full Board regarding) performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;
•
reviewing and approving (or if it deems it appropriate, making recommendations to the full Board regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;
•
evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;
•
overseeing workplace diversity initiatives and progress;
•
modifying and overseeing the compensation clawback or similar policies;
•
reviewing and making recommendations to the full Board regarding the type and amount of compensation to be paid or awarded to our non-employee board members;
•
establishing policies with respect to votes by our stockholders to approve executive compensation as required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and determining our recommendations regarding the frequency of advisory votes on executive compensation, to the extent required by law;
Adam Lezack (Chair) Christy Jones Maria Palasis, Ph.D.

Primary Responsibilities	Current Committee Members
•
reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;
•
administering our equity incentive plans;
•
establishing policies with respect to equity compensation arrangements;
•
overseeing our overall compensation practices and objectives and assessing whether such practices establish appropriate incentives in light of our specific business objectives;
•
considering questions of possible conflicts of interest of directors as such questions arise;
•
reviewing and making recommendations to the full Board regarding the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;
•
reviewing with management and approving our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;
•
reviewing with management and making recommendations to the full Board regarding the plans for succession of our chief executive officer and other key executives;
•
when required, prepare the compensation committee report as required by the SEC to be included in our annual proxy statement; and
•
reviewing and assessing on an annual basis the performance of the Compensation Committee and the Compensation Committee charter.

Independence

All members of the Compensation Committee are “independent” in accordance with the Nasdaq listing standards and SEC rules applicable to boards of directors in general and compensation committees in particular. In addition, all members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.

Delegation Authority

The Compensation Committee may form and delegate authority to subcommittees for any purpose that the Compensation Committee deems appropriate, including (a) a subcommittee consisting of a single member, and (b) a subcommittee consisting of at least two members, each of whom qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act. Role of Executive Officers and Compensation Consultant

A discussion of the role of our executive officers and compensation consultant in determining executive compensation is included elsewhere in this proxy statement.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Primary Responsibilities	Current Committee Members

We have adopted a committee charter that details the primary responsibilities of the Nominating and Corporate Governance Committee, including:

•
identifying, reviewing and evaluating candidates to serve on our Board consistent with criteria approved by our Board;
•
determining the qualifications for service on our Board;
•
evaluating director performance on the Board and applicable committees of the Board and determining whether continued service on our Board is appropriate;
•
evaluating, nominating and recommending individuals for membership on our Board;
•
evaluating nominations by stockholders of candidates for election to our Board;
•
considering and assessing the independence of members of our Board;
•
developing a set of corporate governance policies and principles, periodically reviewing and assessing these policies and principles and their application and recommending to our Board any changes to such policies and principles;
•
overseeing our ESG strategies, targets, policies, performance and reporting; and
•
reviewing and assessing on an annual basis the performance of the Nominating and Corporate Governance Committee and the Nominating and Corporate Governance Committee charter.

Independence

All members of the Nominating and Corporate Governance Committee are “independent” in accordance with Nasdaq listing standards.

Christy Jones (Chair) Dan Dearen Adam Lezack

Executive Sessions

Executive sessions, which are meetings at which only independent directors are present, are regularly scheduled throughout the year, typically at the time of each regular Board meeting and as frequently as such independent directors deem appropriate. A director designated at each executive session by the non-management or independent directors, as applicable, presides at the executive sessions. If a lead independent director is elected, such person will preside at executive sessions.

Board’s Oversight of Strategy

Our Board is deeply engaged and involved in overseeing our long-range strategy, including evaluating key market opportunities, customer and supplier trends, and competitive developments. Our Board’s oversight of risk is another integral component of the Board’s oversight and engagement on strategic matters. Strategy-related matters are regularly discussed at board meetings and, when relevant, at committee meetings. We also dedicate at least one board meeting every year to an even more intensive review and discussion of our strategic plan. Matters of strategy also inform committee-level discussions of many issues, including enterprise risk. Engagement of the Board on these issues and other matters of strategic importance continues in between meetings, including through updates to the Board on significant items and discussions between the CEO and our Chair of the Board on a periodic basis. Each director is expected to and does bring to bear their own talents, insights, and experiences to these strategy discussions.

Cybersecurity and Data Privacy Oversight

Our Board addresses our cybersecurity risk management as part of its general oversight function. The Audit Committee is responsible for overseeing our cybersecurity risk management processes, including oversight and mitigation of risks from cybersecurity threats.

Our cybersecurity management processes are implemented and maintained by our Information Security Team, in consultation with members of our cybersecurity incident management team. Our cybersecurity incident management team is led by our Head of Information Technology and includes our Chief Financial Officer, Vice President of Legal and Business Development, and relevant business departments (the “Incident Management Team”). Our Head of Technology brings extensive experience in software development, IT, and cyber security, gained in over two decades in the consumer product and healthcare sectors.

As the leader of our Information Security Team, our Head of Information Technology is responsible for hiring appropriate personnel, helping to integrate cybersecurity risk considerations into our overall risk management strategy, communicating key priorities to relevant personnel, requesting and allocating budgets, helping prepare for cybersecurity incidents, approving cybersecurity processes, and reviewing security assessments and other security-related reports.

Our cybersecurity incident response policies and procedures are designed to escalate certain cybersecurity incidents to members of management who are part of the Incident Management Team. The Incident Management Team works to help mitigate and remediate cybersecurity incidents of which they are notified. In addition, the cybersecurity incident response policy and security incident handling procedure include escalating certain cybersecurity incidents to our disclosure committee and, if appropriate, to the Audit Committee.

The Audit Committee meets periodically, and receives regular reports from our Head of Information Technology and, as appropriate, other members of the Information Security Team concerning any significant cybersecurity threats and risk and the processes we have implemented to address them. The Audit Committee also receives various reports, summaries or presentations related to cybersecurity threats, risk and mitigation, generally. The Head of Information Technology also provides regular reports to our Board of significant matters related to the Audit Committee's responsibilities.

Stockholder Engagement Program

We regularly interact with our stockholders through our stockholder engagement program that reaches current stockholders, market participants and potential investors in a variety of forums including quarterly earnings discussions, investor conferences and investor meetings. Topics included financial and operating performance, corporate strategy, executive compensation, corporate governance and risk oversight. Members of our investor relations team and senior management participated in each discussion, with certain engagements including a member of our Board.

Feedback from investors is gathered during stockholder engagements and regularly reviewed by our management team and Board. This feedback serves as a critical input into our corporate decision-making processes.

Communications with the Board

Our Board welcomes input and suggestions from all interested parties, including stockholders. Anyone may communicate with a member or members of our Board, including the Chair of the Board, Chair of the Audit, Compensation, or Nominating and Corporate Governance Committees, or to the non-management or independent directors, by sending a written communication to the attention of the Company’s Corporate Secretary by mail at 11 Hughes, Irvine, California 92618. Each communication must set forth: (i) the name and address of the stockholder on whose behalf the communication is sent; and (ii) the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the communication.

Communications addressed to the Board or to a Board member are distributed to the Board or to any individual director or directors as appropriate. Any such communication is promptly distributed to the director or directors named therein unless such communication is considered, either presumptively or in the reasonable judgment of the Company’s Corporate Secretary, to be improper for submission to the intended recipient or recipients. Examples of communications that would presumptively be deemed improper for submission include, without limitation, solicitations, communications that raise grievances that are personal to the sender, communications that relate to the pricing of the Company’s products or services, communications that do not relate directly or indirectly to the Company and communications that are frivolous in nature.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics, which is applicable to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions. The Code of Business Conduct and Ethics provides a framework for sound ethical business decisions and sets forth our expectations on a number of topics, including conflicts of interest, compliance with laws, use of our assets and business ethics. Our Code of Business Conduct and Ethics is posted under the section titled “Leadership & Governance – Documents & Charters” of our website located at investors.betabionics.com. If the Company ever were to amend or waive any provision of its Code of Business Conduct and Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, the Company intends to satisfy its disclosure obligations, if any, with respect to any such waiver or amendment by posting such information on its website set forth above rather than by filing a Current Report on Form 8-K. In the case of a waiver for an executive officer or a director, the disclosure required under applicable Nasdaq listing standards also will be made available on our website.

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of the Company’s securities by employees, directors and designated consultants that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. A copy of our Insider Trading Policy is filed as an exhibit to our Annual Report on Form 10-K for our fiscal year ended December 31, 2025. In addition, it is the Company’s intent to comply with applicable laws and regulations relating to insider trading.

Hedging and Pledging Policy

Our Insider Trading Policy prohibits employees, directors and designated consultants from engaging in derivatives securities or hedging transactions, including prepaid variable forward contracts, equity swaps, collars and exchange funds, or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset any decrease in the market value of our securities and the risks associated with holding our common stock. Our Insider Trading Policy also prohibits trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options and other compensatory equity awards issued by us), as well holding our common stock in margin accounts. Additionally, our Insider Trading Policy prohibits pledging securities as collateral for a loan without prior approval from our Board and pre-clearance from the Trading Compliance Officer.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the annual meeting and recommended that stockholders ratify such selection. Ernst & Young LLP has audited our financial statements since 2023. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to Beta Bionics, Inc. for the fiscal years ended 2025 and 2024 by Ernst & Young LLP, our principal accountant.

	Fiscal Year Ended
	2025	2024
Audit Fees(1)	$677,399	$1,820,082
Audit-Related Fees(2)	—	—
Tax Fees(3)	71,269	60,564
All Other Fees(4)	—	—
Total Fees	$748,668	$1,880,646

(1)
“Audit Fees” consist of fees in connection with the audit of our annual consolidated financial statements, including the audited financial statements as well as other financial statements presented in our Registration Statement on Form S-1 filed with the SEC in connection with our initial public offering, the audited financial statements presented in our Annual Report on Form 10-K, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. Included in the fiscal year 2024 Audit Fees are fees billed in connection with our initial public offering.
(2)
“Audit-Related Fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” There were no audit-related fees incurred in fiscal years ending December 31, 2025 or December 31, 2024.
(3)
“Tax Fees” consist of fees for professional services rendered by Ernst & Young LLP for tax compliance, advice and planning.
(4)
“All Other Fees” consist of fees for services rendered other than the services reported in Audit Fees, Audit-Related fees, and Tax Fees. There were no such fees incurred in fiscal years ending December 31, 2025 or December 31, 2024.

All fees incurred subsequent to our initial public offering in January 2025 were pre-approved by our Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Ernst & Young LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.

Audit Committee Report

The Audit Committee consists solely of independent directors, as required by and in compliance with SEC rules and regulations and the Nasdaq listing standards. The Audit Committee operates pursuant to a written charter adopted by the Board.

The Audit Committee is responsible for assisting the Board in its oversight responsibilities related to accounting policies, internal controls, financial reporting, and legal and regulatory compliance. Management of the Company has the primary responsibility for the Company’s financial reporting processes, proper application of accounting principles, and internal controls as well as the preparation of its financial statements. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States (“U.S. GAAP”).

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2025, with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

THE AUDIT COMMITTEE

Dan Dearen (Chair)

Sean Carney

Gerard Michel

Maria Palasis, Ph.D.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires executive officers, directors and persons who beneficially own more than 10% of a company’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC.

Based solely on our review of electronic filings with the SEC of such reports and written representations from our executive officers and directors that no Form 5 is required, we believe that our executive officers and directors complied with all Section 16(a) filing requirements during 2025, except that one report covering two transactions was filed late by Mark Hopman, one report covering one transaction was filed late by Adam Lezack, one report covering one transaction was filed late by Maria Palasis, Ph.D., and one report covering one transaction was filed late by Steven Russell, M.D., Ph.D.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers as of March 31, 2026.

Name	Age	Position(s)
Sean Saint	50	President, Chief Executive Officer and Director
Stephen Feider	37	Chief Financial Officer
Mike Mensinger	48	Chief Product Officer
Steven Russell, M.D., Ph.D.	58	Chief Medical Officer
Mark Hopman	48	Chief Commercial Officer

Sean Saint. Biographical information for Sean Saint is included above with the director biographies under the caption “Class II Directors Continuing in Office Until Our 2027 Annual Meeting”.

Stephen Feider has served as our Chief Financial Officer since August 2022. Previously, Mr. Feider worked at Medtronic, serving as Diabetes Finance Director from September 2020 to August 2022, and at Companion Medical (acquired by Medtronic), serving as Vice President of Finance from April 2019 to September 2020. Prior to joining Medtronic, Mr. Feider served as Corporate Controller at Marathon Health, a provider of employer population health solutions, from January 2014 to April 2019. From August 2012 to December 2013, Mr. Feider worked as a Certified Public Accountant at PricewaterhouseCoopers LLP. Mr. Feider received his B.A. and Master’s degree in Accountancy from Butler University.

Mike Mensinger has served as our Chief Product Officer since August 2023. Previously, Mr. Mensinger co-founded Companion Medical, Inc. (acquired by Medtronic) and served as Chief Technology Officer from April 2017 to August 2023 and as Vice President, Research and Development from September 2020 to July 2023, where he led the research and development of the company’s InPen, a smart insulin pen for diabetes patients. Prior to co-founding Companion Medical, Inc., Mr. Mensinger worked at Dexcom, holding various roles of increasing responsibility, including Engineering Manager from December 2003 to October 2011, Program Manager from September 2011 to March 2012, Senior Mobile and PC Software Development Manager from January 2012 to March 2014 and Director of Software Engineering from March 2014 to April 2017. Mr. Mensinger received his B.S. in Computer and Software Engineering from the University of Delaware.

Steven Russell, M.D., Ph.D. has served as our Chief Medical Officer since November 2022. Dr. Russell has served as Associate Professor of Medicine at Harvard Medical School since December 2017 and previously served as Assistant Professor of Medicine from April 2012 to November 2017. His research focuses on the development and testing of technologies to improve diabetes management. Dr. Russell has also served as Attending Physician at the Massachusetts General Hospital, focusing on managing diabetes in outpatient and inpatient settings, since July 2006. Dr. Russell was the principal clinical investigator of a collaboration between Massachusetts General Hospital and Boston University to develop a wearable automated blood glucose control system for diabetes patients. Dr. Russell received his B.S. in Biochemistry from Trinity University and his M.D. and Ph.D. in Biological Chemistry from the University of Texas Southwestern Medical School. He completed both his residency in internal medicine and fellowship in endocrinology, diabetes and metabolism at the Massachusetts General Hospital and his postdoctoral fellowship studying insulin and aging at the Joslin Diabetes Center.

Mark Hopman has served as our Chief Commercial Officer since September 2024. Previously, Mr. Hopman served as our Senior Vice President, Market Access, from March 2023 to September 2024. Prior to that, Mr. Hopman served as Vice President, Market Access, at Pear Therapeutics, a prescription digital therapeutics company, from July 2021 to March 2023. Prior to Pear Therapeutics, Mr. Hopman worked at Dexcom, holding various roles of increasing responsibility, including Director, Retail Distribution from June 2014 to July 2016, Director, Trade from August 2016 to July 2017 and Senior Director, Trade from August 2017 to June 2021. Mr. Hopman received his B.S. in Pharmacy from The Ohio State University College of Pharmacy and M.B.A. from Xavier University Williams College of Business.

Each executive officer serves at the discretion of our Board and holds office until the executive officer’s successor is duly elected and qualified or until the executive officer’s earlier resignation or removal.

EXECUTIVE AND DIRECTOR COMPENSATION

The following tables and accompanying narrative disclosure set forth information about the compensation provided to our named executive officers during the years ended December 31, 2025 and 2024. These executive officers, who include the individual who served as our principal executive officer in 2025 and the two most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers at the end of the fiscal year ended December 31, 2025 were:

•
Sean Saint, President and Chief Executive Officer;
•
Stephen Feider, Chief Financial Officer; and
•
Mike Mensinger, Chief Product Officer.

We refer to these individuals as our named executive officers (the “Named Executive Officers”).

Summary Compensation Table

The following table shows for the fiscal years ended December 31, 2025 and 2024 compensation awarded to or paid to, or earned by, the Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Sean Saint, President and Chief Executive Officer	2025	700,000	1,584,360	8,981,357	894,600	31,000	12,191,317
	2024	491,667	—	—	371,000	23,000	885,667
Stephen Feider, Chief Financial Officer	2025	475,000	689,490	3,676,312	333,878	23,500	5,198,180
	2024	358,333	—	—	278,250	23,000	659,583
Mike Mensinger, Chief Product Officer(5)	2025	450,000	513,450	2,341,193	316,305	23,251	3,644,200

(1)
Amounts represent the aggregate grant date fair value of restricted stock unit awards granted to the Named Executive Officers during 2025, computed in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in the notes of our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the Named Executive Officers.
(2)
Amounts represent the aggregate grant date fair value of stock option awards granted to the Named Executive Officers during 2025, computed in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in the notes of our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the Named Executive Officers.
(3)
The amounts disclosed for 2025 represent annual performance bonuses earned in 2025 and paid in 2026. For additional information, please see the subsection titled “—Annual Performance Bonus Opportunity.”
(4)
The amounts disclosed for 2025 represent company 401(k) matching contributions. For additional information, please see the subsection titled “—401(k) Plan.”
(5)
Mr. Mensinger was not a Named Executive Officer in 2024 and thus, his 2024 compensation is not reported in this table.

Narrative to Summary Compensation Table

Annual Base Salary

Each of our Named Executive Officers receives a base salary to compensate them for services rendered to us, which is intended to serve as a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. Base salaries are generally determined and approved by our Board or Compensation Committee in connection with a Named Executive Officer’s commencement of employment and may be adjusted from time to time thereafter as the Board and/or Compensation Committee determines appropriate. The 2024 and 2025 annual base salary rates for our Named Executive Officers are set forth in the table below.

Name	2024 Base Salary (Effective March 1, 2024) ($)	2025 Base Salary (Effective January 1, 2025) ($)
Sean Saint	500,000	700,000
Stephen Feider	375,000	475,000
Mike Mensinger	370,800	450,000

Annual Performance Bonus Opportunity

In addition to base salaries, our Named Executive Officers are eligible to receive annual performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals. The annual performance-based bonus each Named Executive Officer is eligible to receive is generally based on the extent to which we achieve the corporate goals that our Board establishes each year. At the end of the year, our Board reviews our performance against each corporate goal and determines the extent to which each such goal was achieved. In determining annual bonus payouts, our Board also generally considers each Named Executive Officer’s individual contributions toward reaching our annual corporate goals. For 2025, Mr. Saint’s target bonus was 100% of his then-current base salary, and Mr. Feider and Mr. Mensinger’s target bonuses were each 55% of their then-current base salaries. Bonuses could be earned based on the achievement of certain financial, corporate and clinical objectives set by our Board for 2025. In February 2026, our Board evaluated our performance against such goals and approved 2025 annual performance bonuses for each of our Named Executive Officers. This resulted in the payment of 2025 annual performance bonuses of $894,600 to Mr. Saint, $333,878 to Mr. Feider and $316,305 to Mr. Mensinger, as reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and those of our stockholders with those of our employees, including our executive officers. Our Board or an authorized committee thereof is responsible for approving equity grants.

Prior to our initial public offering, we granted stock options pursuant to our 2016 Plan to certain of our executives. Following our initial public offering, we have granted equity awards under the terms of our 2025 Plan. The terms of our equity plans are described in the section titled “Equity Compensation Plan Information.” Each of our Named Executive Officers currently holds outstanding options to purchase shares of our common stock and restricted stock units (“RSUs”) that were granted under our equity incentive plans, as set forth below in the Outstanding Equity Awards at Fiscal Year-End table.

In December 2024, our Board approved the following stock option grants to each of our Named Executive Officers, which were granted in January 2025 under our 2025 Plan, contingent and effective upon the execution of the underwriting agreement by and among us and the underwriters managing the initial public offering of our common stock (“Effective Time”), subject to the continued service of our Named Executive Officers through the Effective Time: 467,944 shares to Mr. Saint, 186,203 shares to Mr. Feider and 110,278 shares to Mr. Mensinger. The stock options have an exercise price per share of $17.00, which was the initial price to the public of a share of our common stock in our initial public offering. The stock options vest in a series of 48 successive equal monthly installments measured from the Effective Time, subject to the Named Executive Officer’s continuous service with us as of each such vesting date.

In February 2025, our Board granted stock options under the 2025 Plan to Messrs. Saint, Feider and Mensinger exercisable for 163,000, 71,000 and 52,000 shares of our common stock, respectively. The stock options have an exercise price per share of $19.91, which was the closing price of our common stock as reported on Nasdaq on the date of grant. The stock options vest in 36 equal monthly installments measured from the vesting commencement date, subject to the Named Executive Officer’s continuous service with us through each such vesting date.

In February 2025, our Board also approved grants of RSUs under the 2025 Plan to Messrs. Saint, Feider and Mensinger in respect of 108,000, 47,000 and 35,000 shares of our common stock, respectively, which were granted in March 2025. The RSU awards vest in 12 equal quarterly installments measured from March 1, 2025, in each case, subject to the Named Executive Officer’s continuous service with us through each applicable vesting date.

In October 2025, our Compensation Committee amended certain options held by Messrs. Saint and Feider granted under the 2016 Plan and the 2025 Plan to extend the post-termination exercise period of such options following a termination of the optionholder’s employment by us without cause, by the optionholder for good reason, or due to the optionholder’s death or disability, to 24 months and 12 months, respectively, following the termination date, and in each case, subject to earlier expiration in accordance with the applicable plan. Messrs. Saint and Feider’s outstanding options granted under the 2016 Plan were also amended to apply the “best-after-tax” golden parachute treatment provided for in 2025 Plan to such options.

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding outstanding equity awards held by our Named Executive Officers as of December 31, 2025.

			Option Awards(1)						Stock Awards(1)
Name	Grant Date		Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($/Sh)		Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)(2)
Sean Saint	3/15/2025	(3)	3/1/2025						81,000	2,468,070
	2/27/2025	(4)	2/27/2025	40,750	122,250	19.91		2/27/2035
	1/30/2025	(5)	1/30/2025	97,480	370,464	17.00		1/29/2035
	9/14/2023	(6)	8/15/2022	411,832	82,366	5.10		9/13/2033
	9/14/2023	(7)	8/15/2022	—	54,911	5.10		9/13/2033
	8/1/2022	(7)	8/1/2022	—	83,268	7.51	(8)	7/31/2032
	8/1/2022	(6)	8/1/2022	624,416	125,029	7.51	(8)	7/31/2032
Stephen Feider	3/15/2025	(3)	3/1/2025						35,250	1,074,068
	2/27/2025	(4)	2/27/2025	17,750	53,250	19.91		2/27/2035
	1/30/2025	(5)	1/30/2025	38,790	147,413	17.00		1/29/2035
	9/14/2023	(5)	9/14/2023	21,705	47,990	5.10		9/13/2033
	8/1/2022	(6)	8/1/2022	138,711	27,831	7.51	(8)	7/31/2032
Mike Mensinger	3/15/2025	(3)	3/1/2025						26,250	799,838
	2/27/2025	(4)	2/27/2025	13,000	39,000	19.91		2/27/2035
	1/30/2025	(5)	1/30/2025	22,970	87,308	17.00		1/29/2035
	9/14/2023	(6)	8/1/2023	137,984	98,569	5.10		9/13/2033

(1)
All of the option awards that were granted prior to our initial public offering were granted under the 2016 Plan. All of the equity awards granted after our initial public offering were granted under our 2025 Plan, the terms of which are described under the section titled “Equity Compensation Plan Information—2025 Equity Incentive Plan.” All of the option awards were granted with a per share exercise price equal to the fair value of one share of our common stock on the date of grant, as determined in good faith by our Board.
(2)
The amount is calculated using a value of $30.47 per share, which was the closing price of our common stock on the Nasdaq Global Market on December 31, 2025, the last trading day of fiscal year 2025.
(3)
The shares subject to this RSU shall vest in 12 equal quarterly installments measured on each of March 1, June 1, September 1 and December 1 following the vesting commencement date, subject to the Named Executive Officer’s continuous service with us through each such vesting date.
(4)
The shares subject to this option shall vest in 36 equal monthly installments measured from the vesting commencement date, subject to the Named Executive Officer’s continuous service with us through each such vesting date.
(5)
The shares subject to this option shall vest in 48 equal monthly installments measured from the vesting commencement date, subject to the Named Executive Officer’s continuous service with us through each such vesting date.

(6)
One-fourth of the shares subject to this option vested one year after the vesting commencement date, and thereafter 1/36th of the remaining shares subject to this option vest on each monthly anniversary thereof, subject to the Named Executive Officer’s continuous service with us through each such vesting date.
(7)
The shares subject to this option shall vest in 12 equal monthly installments measured four years after the vesting commencement date, subject to the Named Executive Officer’s continuous service with us through each such vesting date.
(8)
The per-share exercise price has been adjusted to reflect the Company’s reverse stock split effected in January 2025 prior to the closing of the Company’s initial public offering. As adjusted, the exercise price is presented on the same post-split basis as all other share and per-share amounts disclosed in this proxy statement.

Employment Arrangements with Our Named Executive Officers

We have employment agreements with each of our Named Executive Officers. The material terms of each of these agreements are described below. These agreements provide for base salaries and incentive compensation, and each component reflects the scope of each Named Executive Officer’s anticipated responsibilities and the individual experience they bring to our Company. The employment of each of our Named Executive Officers is “at will” and may be terminated at any time.

Sean Saint. We entered into an employment agreement with Mr. Saint effective August 1, 2022 (the “Saint Start Date”), pursuant to which Mr. Saint was initially hired as a Senior Advisor and, effective August 15, 2022, as the Company’s Chief Executive Officer. Pursuant to his employment agreement, Mr. Saint was entitled to an initial annual base salary of $450,000 and an annual performance bonus with an initial target percentage equal to 50% of his annual base salary. Pursuant to his employment agreement, Mr. Saint also received a “top-up” option to purchase 549,109 shares of our Class B common stock at an exercise price per share of $5.10 in September 2023, 90% of which is subject to the same vesting conditions as the First Grant and the balance of which is subject to the same vesting conditions as the Second Grant. The number of shares underlying the option and the exercise price have been adjusted to reflect the Company’s reverse stock split effected in January 2025 in connection with its initial public offering.

Stephen Feider. We entered into an employment agreement with Mr. Feider effective August 1, 2022 (the “Feider Start Date”), pursuant to which Mr. Feider was initially hired as a Senior Advisor and, effective August 15, 2022, as the Company’s Chief Financial Officer. Pursuant to his employment agreement, Mr. Feider was entitled to an initial annual base salary of $275,000 and an annual performance bonus with an initial target percentage equal to 50% of his annual base salary. Pursuant to his employment agreement, in August 2022, we granted an option to Mr. Feider to purchase 166,542 shares of Class B common stock, with an exercise price of $15.61 per share, which was repriced to $7.51 per share in March 2023, subject to a four-year vesting schedule, with 25% vesting on the first anniversary of the Feider Start Date and the balance vesting monthly over the remaining 36 months, subject to Mr. Feider’s continued service with us.

Mike Mensinger. We entered into an employment agreement with Mr. Mensinger effective August 1, 2023 (the “Mensinger Start Date”), pursuant to which Mr. Mensinger was hired as the Company’s Chief Product Officer. Pursuant to his employment agreement, Mr. Mensinger was entitled to an initial annual base salary of $360,000 and an annual performance bonus with an initial target percentage equal to 40% of his annual base salary. Pursuant to his employment agreement, in September 2023, we granted an option to Mr. Mensinger to purchase 236,553 shares of Class B common stock, with an exercise price of $5.10 per share, subject to a four-year vesting schedule, with 25% vesting on the first anniversary of the Mensinger Start Date and the balance vesting monthly over the remaining 36 months, subject to Mr. Mensinger’s continued service with us. The number of shares underlying the option and the exercise price have been adjusted to reflect the Company’s reverse stock split effected in January 2025 in connection with its initial public offering.

Potential Payments Upon Termination or Change in Control

Regardless of the manner in which a Named Executive Officer’s service terminates, each Named Executive Officer is entitled to receive amounts earned during his term of service, including unpaid salary and unused vacation. In addition, Mr. Saint and Mr. Feider are entitled to certain severance benefits under their respective employment agreements, subject to their execution of a release of claims, return of all Company property and compliance with post-termination obligations. In the event of a change in control and/or a change in control plus a qualifying termination of employment, our Named Executive Officers are also entitled to accelerated vesting of outstanding equity awards.

Saint and Feider Employment Agreements

Mr. Saint’s employment agreement provides that, if his employment is terminated by us without “cause” (other than as a result of death or disability) or Mr. Saint resigns for “good reason” (each, as defined in Mr. Saint’s employment agreement), he will be entitled to receive continued payment of his then-current base salary for 12 months, payment for continued group healthcare benefit premiums for up to 12 months, and a lump sum payment equal to his annual bonus, pro-rated for the year of termination, and based on achievement of the performance objectives and payable at the same time as bonus payments are made to other executives of the Company. Alternatively, if the Company consummates a “change in control” (as defined in Mr. Saint’s employment agreement) and either (a) the Company is not the surviving entity following such change in control or (b) Mr. Saint is terminated without “cause” or resigns for “good reason”, he will instead be entitled to receive a lump sum cash payment equal to 200% of the sum of his then-current base salary plus his then-current target bonus. In addition, if the Company consummates a change in control, the vesting and exercisability of all outstanding time-based stock options and other time-based equity awards will accelerate in full effective as of the date of his release agreement with the Company.

Mr. Feider’s employment agreement provides that, if his employment is terminated by us without “cause” (other than as a result of death or disability) or Mr. Feider resigns for “good reason” (each, as defined in Mr. Feider’s employment agreement), he will be entitled to receive continued payment of his then-current base salary for 12 months, payment for continued group healthcare benefit premiums for up to 12 months, and a lump sum payment equal to his annual bonus, pro-rated for the year of termination, and based on achievement of the performance objectives and payable at the same time as bonus payments are made to other executives of the Company.

For the purposes of Mr. Saint and Mr. Feider’s employment agreements, “cause” for termination means (a) the executive’s willful and continued failure to substantially perform reasonable, assigned duties (other than any such failure resulting from incapacity due to physical or mental illness), which failure is not cured, to the extent curable, within 30 days after a written demand for substantial performance is delivered to the executive by the Board or the Company, as applicable; (b) dishonesty to our Board or the Company, as applicable, with respect to any material matter; (c) misappropriation of funds or property of the Company; (d) misconduct by the executive, regardless of whether in the course of his employment, that would reasonably be expected to result in material injury or reputational harm to the Company if he were to continue to be employed in the same position; (e) the executive’s conviction of, or the entry of a pleading of guilty or nolo contendere to, any crime involving moral turpitude, deceit, dishonesty or fraud, or any felony; (f) the executive’s willful engagement in dishonesty, illegal conduct or gross negligence; (g) a material violation of any of the Company’s harassment, retaliation or discrimination policies or code of conduct; (h) the executive’s unwillingness to consent to an assignment of his employment agreement in connection with any “change in control” (as defined in the applicable employment agreement) subject to certain exceptions; (i) any material breach by the executive of the executive’s employment agreement or any related agreements with the Company; or (j) the executive’s failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the board of directors or Company, as applicable, to cooperate, or the willful destruction or failure to preserve documents or other materials known to be relevant to such investigation or the inducement of others to fail to cooperate or to produce documents or other materials in connection with such investigation.

For the purposes of Mr. Saint’s and Mr. Feider’s employment agreements, “good reason” means, subject to certain notice and cure rights, (a) any material diminution in the authority, duty or responsibilities of the executive; (b) a material reduction in salary, except for across-the-board salary reductions based on the Company’s financial performance similarly affecting all or substantially all senior management employees of the Company; or (c) material violation by the Company of the terms of the executive’s employment agreement without his consent.

For the purposes of Mr. Saint’s and Mr. Feider’s employment agreements, “change in control” means (a) the acquisition by any person or entity of more than 50% of our combined voting power, (b) the majority of our Board is replaced during any 12-month period by directors whose election is not endorsed by a majority of the members of our Board prior to such election; (c) a merger or consolidation in which we are not the surviving corporation (unless the holders of our outstanding voting stock immediately prior to the transaction own, immediately after the transaction, securities representing at least 50% of the voting power of the corporation or other entity surviving such transaction); or (d) a sale of all or substantially all of our assets.

Equity Awards

Vesting. As described above, in the event of a change in control, pursuant to his employment agreement, Mr. Saint is entitled to full accelerated vesting of all outstanding time-based stock options and other time-based equity awards. In addition, pursuant to the terms of the 2025 Plan and the applicable award agreements thereunder, all outstanding option and RSU awards held by Mr. Feider and Mr. Mensinger will vest in full in the event of a termination of their continuous service by us without

“cause” or by the Named Executive Officer for “good reason” (each term as defined in the applicable employment or award agreement) on or within 12 months following the consummation of a “change in control” (as defined in the 2025 Plan).

Post-Termination Exercise Period. Options held by Messrs. Saint and Feider may be exercised by the applicable Named Executive Officer for 24 months and 12 months, respectively, following a termination of the optionholder’s employment by us without cause, by the optionholder for good reason, or due to the optionholder’s death or disability, subject to earlier expiration in accordance with the applicable plan.

Other Compensation and Benefits

All of our Named Executive Officers are eligible to participate in our employee benefit plans, including medical, dental, vision, short- and long-term disability, health savings and flexible spending accounts, and life and accidental dismemberment insurance plans, in each case on the same basis as all of our other employees. We pay a portion of the premiums for the medical and vision insurance, and the full premiums for dental, life and accidental death and dismemberment insurance, and short- and long-term disability for all our employees, including our Named Executive Officers. We generally do not provide perquisites or personal benefits to our Named Executive Officers. In addition, we provide the opportunity to participate in a 401(k) plan to our employees, including each of our Named Executive Officers, as discussed below under the subsection titled “—401(k) Plan.”

401(k) Plan

Our Named Executive Officers are eligible to participate in a defined contribution retirement plan that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees may defer eligible compensation on a pre-tax or after-tax (“Roth”) basis, up to the statutorily prescribed annual limits on contributions under the Internal Revenue Code of 1986, as amended (the “Code”) with an annual match of 100% of the amount deferred up to 6% of the participant’s earnings. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan (except for Roth contributions) and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan. Our Board may elect to adopt qualified or nonqualified benefit plans in the future, if it determines that doing so is in our best interests.

Incentive Compensation Recoupment Policy

In December 2024, the Board adopted our Incentive Compensation Recoupment Policy (the “Clawback Policy”), effective January 30, 2025, designed to comply with Rule 10D-1 of the Exchange Act and Nasdaq Listing Rule 5608, which provides for recoupment of incentive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the relevant securities laws. The Clawback Policy applies to our current and former executive officers. Compensation that is granted, earned or vested based wholly or in part upon attainment of a Financial Reporting Measure (as defined in the Clawback Policy) is subject to recoupment.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

From time to time, the Company grants stock options to its employees, including the Named Executive Officers. Per the Company’s Equity Grant Policy (as amended from time to time, the “Equity Grant Policy”), (a) new hire and promotion equity incentive grants shall be granted on the 15th day of each calendar month (or the immediately preceding trading day if such day is not a trading day) (a “Regular Grant Date”) following the later of (i) the month in which such employee’s employment commences or promotion is effective, as applicable, and (ii) the date the award is approved by the Board, the Compensation Committee or the Authorized Director (as defined in the Equity Grant Policy), (b) annual employee equity grants (in the form of RSUs and/or stock options) shall be granted on the first day of March (or the immediately preceding trading day if such day is not a trading day) (provided, that employees hired after March 1, 2025 will not receive annual equity awards until they have completed one full year of service, and such awards will be granted on the first Regular Grant Date on or immediately following the first anniversary of their start date) and (c) merit-based and retention equity incentives shall be made on the first Regular Grant Date following the date of approval by the Board, the Compensation Committee or the Authorized Director, as applicable. Also, non-employee directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the Board and at the close of business on the date each annual meeting of the Company’s stockholders, respectively, pursuant to our Non-Employee Director Compensation Policy (as defined below), as further described under the subsection titled “Non-Employee Director Compensation—Non-Employee Director Compensation Policy” below. Option grants are generally made on the regular, predetermined grant dates pursuant to the Equity Grant Policy and the Non-Employee Director Compensation Policy regardless of whether there is any material nonpublic information (“MNPI”) about the Company on such dates, and such grant dates are not specifically timed in relation to the Company’s public disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.

The following table is being provided pursuant to Item 402(x)(2) of Regulation S-K.

Name	Grant date	Number of securities underlying the award	Exercise price of the award ($/Sh)	Grant date fair value of the award ($)

Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information
(%)

(a)	(b)	(c)	(d)	(e)	(f)(1)
Sean Saint	1/30/2025	467,944	17.00	7,955,048	(4.45)
Stephen Feider	1/30/2025	186,203	17.00	3,165,451	(4.45)
Mike Mensinger	1/30/2025	110,278	17.00	1,874,726	(4.45)

(1)
On December 9, 2024, our Board approved certain stock options to our Named Executive Officers contingent and effective upon the execution of the underwriting agreement with respect to our initial public offering, which were granted on January 30, 2025. On January 31, 2025, we filed a Current Report on Form 8-K announcing the closing of our initial public offering.

Non-Employee Director Compensation

The following table shows, for the fiscal year ended December 31, 2025, certain information with respect to the compensation of our non-employee directors:

Name	Fees Earned or Paid In Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Sean Carney	60,000	165,000	—	225,000
Adam Lezack	122,500	165,000	—	287,500
Dan Dearen	77,500	165,000	—	242,500
Christy Jones	67,500	165,000	—	232,500
Maria Palasis, Ph.D.	67,500	165,000	—	232,500
Gerard Michel	39,667	165,000	—	204,667
Amanda Black(3)	—	—	—	—
James Parker Cassidy(3)	—	—	—	—
Westley Dupray(3)	—	—	—	—
Gilad Glick(3)	—	—	—	—
Lennox Ketner(3)	—	—	—	—

(1)
The amounts reported here do not reflect the actual economic value realized by our directors. In accordance with SEC rules, this column represents the grant date fair value of shares underlying RSU awards, calculated in accordance with ASC 718. As of December 31, 2025, the aggregate number of shares subject to outstanding RSU awards held by any of the directors listed in the table above was 165,000, held by each of Mr. Carney, Mr. Lezack, Mr. Dearen, Ms. Jones, Dr. Palasis and Mr. Michel. Assumptions used in the calculation of the grant date fair value of the RSU awards are set forth in the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
(2)
The amounts reported here do not reflect the actual economic value realized by our directors. In accordance with SEC rules, this column represents the grant date fair value of shares underlying outstanding stock options, calculated in accordance with ASC 718. As of December 31, 2025, the aggregate number of shares subject to outstanding stock options held by each director listed in the table above was as follows: 86,293, 9,137, 67,004 and 9,137 held by Mr. Carney, Mr. Lezack, Ms. Jones and Dr. Palasis, respectively. Assumptions used in the calculation of the grant date fair value of the stock options are set forth in Note 2, “Significant Accounting Policies – Stock-Based Compensation” to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
(3)
Ms. Black, Mr. Cassidy, Mr. Dupray, Mr. Glick and Ms. Ketner resigned from our Board in January 2025.

Sean Saint, our President and Chief Executive Officer, does not receive any additional compensation for his service on the Board. Mr. Saint’s compensation as a Named Executive Officer is set forth above under the section titled “Summary

Compensation Table.” Edward Damiano, Ph.D., our former Executive Chairman, was formerly an employee, executive officer and a member of our Board. Effective as of January 29, 2025, Dr. Damiano retired as Executive Chairman and resigned as a member of the Board. During fiscal year ended December 31, 2025 and prior to his retirement, Dr. Damiano did not receive any compensation for his service on the Board.

Non-Employee Director Compensation Policy

Our Board adopted a non-employee director compensation policy that became effective in January 2025 and was amended in January 2026 (as amended, the “Non-Employee Director Compensation Policy”). This compensation policy provides that each such non-employee director will receive the following compensation for service on our Board:

•
an annual cash retainer of $50,000;
•
an additional annual cash retainer of $50,000 for service as independent chair of the Board;
•
an additional annual cash retainer of $37,500 for service as lead independent director of the Board;
•
an additional annual cash retainer of $10,000, $7,500 and $7,500 for service as a non-chair member of the audit committee, compensation committee, and the nominating and corporate governance committee, respectively;
•
an additional annual cash retainer of $20,000, $15,000 and $10,000 for service as chair of the audit committee, chair of the compensation committee, and chair of the nominating and corporate governance committee, respectively (in lieu of the committee member retainer above);
•
an initial RSU award granted automatically upon a director’s initial election or appointment to the Board, with a grant date value of $165,000, prorated based on the length of the director’s initial term, vesting on the earlier of (i) the one-year anniversary of the date of grant and (ii) the day immediately preceding the next annual meeting; and
•
an annual RSU award granted automatically on the date of each annual meeting with a grant date value of $180,000, vesting on the earlier of (i) the one-year anniversary of the date of grant and (ii) the day immediately preceding the next annual meeting.

Pursuant to the Non-Employee Director Compensation Policy, the compensation described above is subject to the limits on non-employee director compensation set forth in the 2025 Plan. Each of the RSU awards described above is granted under our 2025 Plan.

We will also continue to reimburse each non-employee director for ordinary, necessary, and reasonable out-of-pocket travel expenses to cover in-person attendance at and participation in Board and committee meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our capital stock as of March 1, 2026, for:

•
each of our named executive officers;
•
each of our directors;
•
all of our executive officers and directors as a group; and
•
each person or group of affiliated persons known by us to beneficially own more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.

The percentage ownership information shown in the table below is based on 44,421,313 shares of common stock outstanding as of March 1, 2026. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares subject to options held by the person that are currently exercisable, or exercisable within 60 days of March 1, 2026. However, except as described above, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Beta Bionics, Inc., 11 Hughes, Irvine, California 92618.

	Common Stock
Beneficial Owner	Shares	%
5% Stockholders
Entities affiliated with Zone Healthcare Holdings, LLC(1)	4,379,920	9.9%
Entities affiliated with Soleus Capital Management, L.P.(2)	2,534,565	5.7%
Entities affiliated with RTW Investments, LP(3)	2,500,000	5.6%
Entities affiliated with Point72 Asset Management, L.P.(4)	2,290,023	5.2%
Named Executive Officers and Directors
Sean Saint(5)	1,378,869	3.0%
Stephen Feider(6)	261,591	*
Mike Mensinger(7)	270,888	*
Sean Carney(8)	95,638	*
Dan Dearen(9)	11,247	*
Christy Jones(10)	75,206	*
Adam Lezack(11)	13,772	*
Gerard Michel(12)	12,547	*
Maria Palasis, Ph.D.(13)	16,702	*
All executive officers and directors as a group (11 persons)(14)	2,459,269	5.3%

*Represents beneficial ownership of less than 1%.

(1)
Based on Schedule 13G/A filed with the SEC on February 9, 2026. Shares of common stock owned can vary since the date of such filing. Consists of 4,379,920 shares of common stock held by: (i) Zone Healthcare Holdings, LLC, a Delaware limited liability company (ZHH LLC); (ii) Farallon Capital Partners, L.P., a California limited partnership (FCP); (iii) Farallon Capital Institutional Partners, L.P., a California limited partnership (FCIP); (iv) Farallon Capital Institutional Partners II, L.P., a California limited partnership (FCIP II); (v) Farallon Capital Institutional Partners III, L.P., a Delaware limited partnership (FCIP III); (vi) Four Crossings Institutional Partners V, L.P., a Delaware limited partnership (FCIP V); (vii) Farallon Capital Offshore Investors II, L.P., a Cayman Islands exempted limited partnership (FCOI II); (viii) Farallon Capital (AM) Investors, L.P., a Delaware limited partnership (FCAMI); and (ix) Farallon Capital F5 Master I, L.P., a Cayman Islands exempted limited partnership (F5MI and, collectively with FCP, FCIP, FCIP II, FCIP III, FCIP V, FCOI II and FCAMI, the Farallon Funds). Farallon Capital Management, L.L.C., a Delaware limited liability company (the Management Company) is the manager of ZHH LLC, with respect to the shares held by ZHH LLC. Farallon Partners, L.L.C., a Delaware limited liability company (the Farallon General Partner) is (A) the general partner of each of FCP, FCIP, FCIP II, FCIP III, FCOI II and FCAMI, and (B) the sole member of the FCIP V General Partner (as defined below), with respect to the shares held by each of the Farallon Funds other than F5MI. Farallon Institutional (GP) V, L.L.C., a Delaware limited liability company (the FCIP V General Partner) is the general partner of FCIP V, with respect to the Shares held by FCIP V. Farallon F5 (GP), L.L.C., a Delaware limited liability company (the F5MI General Partner) is the general partner of F5MI, with respect to the

Shares held by F5MI. Each of the following persons (collectively, the Farallon Individual Reporting Persons) is a managing member or senior managing member, as the case may be, of the Management Company and the Farallon General Partner and a manager or senior manager, as the case may be, of the FCIP V General Partner and the F5MI General Partner, with respect to the Shares held by ZHH LLC and the Farallon Funds: Joshua J. Dapice; Philip D. Dreyfuss; Hannah E. Dunn; Varun N. Gehani; Nicolas Giauque; Avner A. Husen; David T. Kim; Michael G. Linn; Patrick (Cheng) Luo; Thomas G. Roberts, Jr.; Edric C. Saito; Daniel S. Short; Andrew J. M. Spokes; John R. Warren; and Mark C. Wehrly. ZHH LLC holds it shares directly. The Farallon Funds hold their shares directly. The Management Company, as the manager of ZHH LLC, may be deemed to be a beneficial owner of the shares held by ZHH LLC. The Farallon General Partner, as the general partner of each of FCP, FCIP, FCIP II, FCIP III, FCOI II and FCAMI, and as the sole member of the FCIP V General Partner, may be deemed to be a beneficial owner of the shares held by the Farallon Funds other than F5MI. The FCIP V General Partner, as the general partner of FCIP V, may be deemed to be a beneficial owner of the shares held by FCIP V. The F5MI General Partner, as the general partner of F5MI, may be deemed to be a beneficial owner of the shares held by F5MI. Each of the Farallon Individual Reporting Persons, as a managing member or senior managing member, as the case may be, of the Management Company and the Farallon General Partner, and as a manager or senior manager, as the case may be, of the FCIP V General Partner and the F5MI General Partner, in each case with the power to exercise investment discretion, may be deemed to be a beneficial owner of the shares held by ZHH LLC and the Farallon Funds. Each of the Management Company, the Farallon General Partner, the FCIP V General Partner, the F5MI General Partner and the Farallon Individual Reporting Persons disclaims any beneficial ownership of any shares. The address of the principal business office of all entities and individuals referenced in this footnote is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, California 94111.
(2)
Based on Schedule 13G/A filed with the SEC on February 12, 2026. Shares of common stock owned can vary since the date of such filing. Consists of 2,534,565 shares held by Soleus BB SPV, LLC ("Soleus BB"), Soleus Private Equity Fund I, L.P. (“Soleus PE Fund I”), Soleus Private Equity Fund II, L.P. (“Soleus PE Fund II”) and Soleus Capital Master Fund, L.P. (“Master Fund” and, together with Soleus BB, Soleus PE Fund I and Soleus PE Fund II, the “Soleus Funds”). Soleus Private Equity GP I, LLC is the sole general partner of Soleus BB and Soleus PE Fund I, and Soleus PE GP I, LLC is the sole manager of Soleus Private Equity GP I, LLC. Soleus Private Equity GP II, LLC is the sole general partner of Soleus PE Fund II, and Soleus PE GP II, LLC is the sole manager of Soleus Private Equity GP II, LLC. Soleus Capital, LLC is the sole general partner of Master Fund, and Soleus Capital Group, LLC (“SCG”) is the sole managing member of Soleus Capital, LLC. Soleus Capital Management, L.P. (“SCM”) is the investment manager for Soleus BB, Soleus PE Fund I, Soleus PE Fund II and Master Fund, and Soleus GP, LLC is the sole general partner of SCM. Guy Levy is the sole managing member of each of Soleus PE GP I, LLC, Soleus PE GP II, LLC, and Soleus GP, LLC. Each of Soleus PE GP I, LLC, Soleus Private Equity GP I, LLC, Soleus PE GP II, LLC, Soleus Private Equity GP II, LLC, SCG, Soleus Capital, LLC, SCM, Soleus GP, LLC and Mr. Levy disclaims beneficial ownership of these shares held directly by the Soleus Funds other than for the purpose of determining their obligations under Section 13(d) of the Exchange Act. The address of the principal business office of all entities referenced in this footnote is 100 Field Point Road, Suite 200 Greenwich, CT 06830. The address of Mr. Levy is c/o Soleus Capital Management, L.P., 100 Field Point Road, Suite 200 Greenwich, CT 06830.
(3)
Based on Schedule 13G/A filed with the SEC on February 17, 2026. Shares of common stock owned can vary since the date of such filing. Consists of 2,500,000 shares of common stock held by certain funds (“RTW Funds”) to which RTW Investments, LP, a Delaware limited partnership (“RTW Investments”), is investment adviser. The address and principal office of RTW Investments is 40 10th Avenue, Floor 7, New York, NY 10014, and the address of Dr. Wong and each of the RTW Funds is c/o RTW Investments, LP, 40 10th Avenue, Floor 7, New York, NY 10014.
(4)
Based on Schedule 13G filed with the SEC on February 23, 2026. Shares of common stock owned can vary since the date of such filing. Consists of 2,290,023 shares held by Point72 Associates, LLC (“Point72 Associates”), an investment fund managed by Point72 Asset Management, L.P. (“Point72 Asset Management”). Pursuant to an investment management agreement, Point72 Asset Management maintains shared investment and voting power with respect to the securities held by Point72 Associates. Point72 Capital Advisors Inc. is the general partner of Point72 Asset Management and holds shared investment and voting power with respect to the shares held by Point72 Associates. Steven A. Cohen controls each of Point72 Asset Management and Point72 Capital Advisors Inc. and holds shared investment and voting power with respect to the shares held by Point72 Associates. Point72 Asset Management, Point72 Capital Advisors Inc., and Mr. Cohen own directly no shares. Each of Cubist Systematic Strategies, LLC and Point72 Europe (London) LLP are relying advisers on the Form ADV of Point72 Asset Management and each acts as a sub-advisor with respect to a portion of such shares. The principal business address of the person and entities above is 72 Cummings Point Road, Stamford, CT 06902.
(5)
Consists of (i) 25,924 shares of common stock held directly and (ii) 1,352,945 shares of common stock subject to options that are exercisable within 60 days of March 1, 2026 held by Mr. Saint.
(6)
Consists of (i) 11,280 shares of common stock held directly and (ii) 250,311 shares of common stock subject to options that are exercisable within 60 days of March 1, 2026 held by Mr. Feider.
(7)
Consists of (i) 57,418 shares of common stock held directly and (ii) 213,470 shares of common stock subject to options that are exercisable within 60 days of March 1, 2026 held by Mr. Mensinger.
(8)
Consists of (i) 11,247 shares of common stock held directly and (ii) 84,391 shares of common stock subject to options that are exercisable within 60 days of March 1, 2026 held by Mr. Carney.
(9)
Consists of shares of common stock held directly by Mr. Dearen.
(10)
Consists of (i) 11,247 shares of common stock held directly and (ii) 63,959 shares of common stock subject to options that are exercisable within 60 days of March 1, 2026 held by Ms. Jones.
(11)
Consists of (i) 8,435 shares of common stock held directly and (ii) 5,337 shares of common stock subject to options that are exercisable within 60 days of March 1, 2026 held by Mr. Lezack.
(12)
Consists of shares of common stock held directly by Mr. Michel.
(13)
Consists of (i) 8,435 shares of common stock held directly and (ii) 8,267 shares of common stock subject to options that are exercisable within 60 days of March 1, 2026 held by Dr. Palasis.
(14)
Consists of (i) the securities described in notes (5) to (13) above, (ii)(A) 46,658 shares of common stock held directly and (B) 153,551 shares of common stock subject to options that are exercisable within 60 days of March 1, 2026 by Steven Russell, M.D., Ph.D., and (iii)(A) 4,964 shares of common stock held directly and (B) 117,636 shares of common stock subject to options that are exercisable within 60 days of March 1, 2026 by Mark Hopman.

Equity Compensation Plan Information

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#) (a)		Weighted-average exercise price of outstanding options, warrants and rights ($/Sh) (b)		Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (#) (c)
Equity compensation plans approved by security holders	6,453,036	(1)	9.87	(1)(2)	4,546,115	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	6,453,036		9.87		4,546,115

(1)
Includes 4,768,461 shares of common stock subject to outstanding option awards under the 2025 Equity Incentive Plan and 1,684,575 shares of common stock subject to outstanding option awards under the 2016 Equity Incentive Plan, in each case as of December 31, 2025.
(2)
Represents the weighted-average exercise price of outstanding options.
(3)
Includes (i) 4,136,115 shares of common stock available for issuance under the 2025 Equity Incentive Plan and (ii) 410,000 shares of common stock available for issuance under the 2025 Employee Stock Purchase Plan, in each case as of December 31, 2025. Upon effectiveness of our 2025 Equity Incentive Plan, no further grants were made under the 2016 Equity Incentive Plan, and any shares of common stock reserved for future issuance under our 2016 Equity Incentive Plan were cancelled.

2025 Equity Incentive Plan

In January 2025, our board of directors adopted, and our stockholders approved, our 2025 Equity Incentive Plan (2025 Plan). Our 2025 Plan is a successor to our 2016 Plan (referred to in the 2025 Plan as our Prior Plan) and became effective upon the execution of the underwriting agreement related to our initial public offering. Upon effectiveness of our 2025 Plan, no further grants are to be made under our 2016 Plan and any shares of common stock reserved for future issuance under our 2016 Plan have been cancelled.

Types of Awards. Our 2025 Plan provides for the grant of incentive stock options (ISOs) to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (NSOs), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of stock awards to employees, directors and consultants, including employees and consultants of our affiliates.

Authorized Shares. Initially, the maximum number of shares of our common stock that may be issued under our 2025 Plan was not to exceed 12,016,744 shares, which was the sum of (i) 4,890,000 new shares, plus (ii) 1,467,927 shares of our common stock available for issuance under our 2016 Plan; plus (iii) a number of shares of our common stock that are subject to outstanding stock options or other stock awards granted under our 2016 Plan that, on or after the 2025 Plan became effective, terminate or expire prior to exercise or settlement; are not issued because the stock award is settled in cash; are forfeited or repurchased because of the failure to vest; or are reacquired or withheld to satisfy a tax withholding obligation or the purchase or exercise price, if any, as such shares become available from time to time. In addition, the number of shares of our common stock reserved for issuance under our 2025 Plan automatically increases on January 1 of each calendar year, starting on January 1, 2026 through January 1, 2035, in an amount equal to 5% of the total number of shares of our capital stock outstanding on the last day of the calendar month before the date of each automatic increase, or a lesser number of shares determined by our board of directors.

The maximum number of shares of our common stock that may be issued on the exercise of ISOs under our 2025 Plan is 36,060,000 shares.

Shares subject to stock awards granted under our 2025 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under our 2025 Plan. Additionally, shares become available for future grant under our 2025 Plan if they were issued stock awards under our 2025 Plan and we repurchase them or they are forfeited. This includes shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award.

Plan Administration. Our board of directors, or a duly authorized committee of our board of directors, will administer our 2025 Plan. Our board of directors may also delegate to one or more persons or bodies the authority to do one or more of the following: (i) designate recipients (other than officers) of specified stock awards, provided that no person or body may be delegated authority to grant a stock award to themselves; (ii) determine the number of shares subject to such stock award; and (iii) determine the terms of such stock awards. Under our 2025 Plan, our board of directors has the authority to determine and amend the terms of awards and underlying agreements, including:

•
recipients;
•
the exercise, purchase or strike price of stock awards, if any;
•
the number of shares subject to each stock award;
•
the vesting schedule applicable to the awards, together with any vesting acceleration; and
•
the form of consideration, if any, payable on exercise or settlement of the award.

Under the 2025 Plan, the board of directors also generally has the authority to effect, with the consent of any adversely affected participant:

•
the reduction of the exercise, purchase, or strike price of any outstanding award;
•
the cancellation of any outstanding award and the grant in substitution therefore of other awards, cash, or other consideration; or
•
any other action that is treated as a repricing under generally accepted accounting principles.

Stock Options. ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the 2025 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2025 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISOs may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant; and (ii) the option is not exercisable after the expiration of five years from the date of grant.

Restricted Stock Unit Awards. Restricted stock units are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock units may be granted in consideration for any form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. A restricted stock unit may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services to us, or any other form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of our common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the 2025 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

Performance Awards. The 2025 Plan permits the grant of performance-based stock and cash awards. The plan administrator may structure awards so that the shares of our stock, cash, or other property will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. The performance criteria that will be used to establish such performance goals may be based on any one of, or combination of, the following as determined by the plan administrator: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholder’s equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; preclinical development related compound goals; financing; regulatory milestones, including approval of a compound; stockholder liquidity; corporate governance and compliance; product commercialization; intellectual property; personnel matters; progress of internal research or clinical programs; progress of partnered programs; partner satisfaction; budget management; clinical achievements; completing phases of a clinical trial (including the treatment phase); announcing or presenting preliminary or final data from clinical trials, in each case, whether on particular timelines or generally; timely completion of clinical trials; submission of INDs and NDAs and other regulatory achievements; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; research progress, including the development of programs; investor relations, analysts and communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of our product candidates (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of our product candidates); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the plan administrator.

The performance goals may be based on a Company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, we will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, we retain the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the goals. The performance goals may differ from participant to participant and from award to award.

Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid to any non-employee director with respect to any period commencing on the date of our annual meeting of stockholders for a particular year and ending on the day immediately prior to the date of our annual meeting of stockholders for the next subsequent year (Annual Period), including stock awards granted and cash fees paid by us to such non-employee director, will not exceed $750,000 in total value, or in the event such non-employee director is first appointed or elected to the board during such Annual Period, $1,000,000 in total value (in each case, calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes). This limitation shall apply commencing with the Annual Period that begins on our first annual meeting of stockholders following the date of execution of the underwriting agreement related to our initial public offering.

Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under the 2025 Plan, (ii) the class and maximum number of shares by which the share reserve may increase automatically each year, (iii) the class and maximum number of shares that may be issued on the exercise of ISOs and (iv) the class and number of shares and exercise price, strike price or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. The following applies to stock awards under the 2025 Plan in the event of a corporate transaction, unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the 2025 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the transaction (contingent upon the effectiveness of the transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the transaction). With respect to performance awards with multiple vesting levels depending on performance level, unless otherwise provided by an award agreement or by the plan administrator, the award will accelerate at 100% of target. If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by persons other than current participants, such awards will terminate if not exercised (if applicable) prior to the effective time of the transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the transaction. The plan administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to take the same actions with respect to all participants.

In the event a stock award will terminate if not exercised prior to the effective time of a transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the value of the property the participant would have received upon the exercise of the stock award over (ii) any exercise price payable by such holder in connection with such exercise.

Under our 2025 Plan, a corporate transaction is defined to include: (i) a sale of all or substantially all of our assets; (ii) the sale or disposition of more than 50% of our outstanding securities; (iii) the consummation of a merger or consolidation where we do not survive the transaction; and (iv) the consummation of a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding before such transaction are converted or exchanged into other property by virtue of the transaction, unless otherwise provided in an award agreement or other written agreement between us and the award holder.

Change in Control. In the event of a change in control, as defined under our 2025 Plan, awards granted under our 2025 Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement.

Under the 2025 Plan, a change in control is defined to include: (i) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (ii) a consummated merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity); (iii) the approval by the stockholders or the board of directors of a plan of our complete dissolution or liquidation, or the occurrence of our complete dissolution or liquidation, except for a liquidation into a parent corporation; (iv) a consummated sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders; and (v) an unapproved change in the majority of the board of directors.

Clawback. All awards granted under the 2025 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, our board of directors may impose such other clawback, recovery or recoupment provisions in a stock award agreement as our board of directors determines necessary or appropriate.

Transferability. A participant may not transfer stock awards under our 2025 Plan other than by will, the laws of descent and distribution, or as otherwise provided under our 2025 Plan.

Plan Amendment or Termination. Our board of directors has the authority to amend, suspend or terminate our 2025 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our board of directors adopted our 2025 Plan. No stock awards may be granted under our 2025 Plan while it is suspended or after it is terminated.

2025 Employee Stock Purchase Plan

Our board of directors adopted, and our stockholders approved, our 2025 Employee Stock Purchase Plan (ESPP) in January 2025. The ESPP became effective upon the execution of the underwriting agreement related to our initial public offering. The purpose of the ESPP is to secure and retain the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success and that of our affiliates. Our ESPP includes two components. One component is designed to allow eligible U.S. employees to purchase our ordinary shares in a manner that may qualify for favorable tax treatment under Section 423 of the Code. The other component permits the grant of purchase rights that do not qualify for such favorable tax treatment in order to allow deviations necessary to permit participation by eligible employees who are foreign nationals or employed outside of the U.S. while complying with applicable foreign laws.

Share Reserve. The ESPP authorizes the issuance of 410,000 shares of our common stock under purchase rights granted to our employees or to employees of any of our designated affiliates. The number of shares of our common stock reserved for issuance will automatically increase on January 1 of each calendar year, beginning on January 1, 2026 through January 1, 2035, by the lesser of (i) 1% of the total number of shares of our capital stock outstanding on the last day of the calendar month before the date of the automatic increase and (ii) 1,230,000 shares; provided that before the date of any such increase, our board of directors may determine that such increase will be less than the amount set forth in clauses (i) and (ii). As of March 1, 2026, no shares of our common stock have been purchased under the ESPP.

Administration. Our board of directors, or a duly authorized committee thereof, administer(s) our ESPP. Our board may delegate concurrent authority to administer the ESPP to our compensation committee under the terms of the compensation committee’s charter. The ESPP is implemented through a series of offerings under which eligible employees are granted purchase rights to purchase shares of our common stock on specified dates during such offerings. Under the ESPP, we may specify offerings with durations of not more than 27 months and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of our common stock will be purchased for employees participating in the offering. An offering under the ESPP may be terminated under certain circumstances.

Payroll Deductions. Generally, all regular employees, including executive officers, employed by us or by any of our designated affiliates, may participate in the ESPP and may contribute, normally through payroll deductions, up to 15% of their earnings (as defined in the ESPP) for the purchase of our common stock under the ESPP. Unless otherwise determined by our board of directors, common stock will be purchased for the accounts of employees participating in the ESPP at a price per share equal to the lower of (i) 85% of the fair market value of a share of our common stock on the first trading date of an offering; or (ii) 85% of the fair market value of a share of our common stock on the date of purchase.

Limitations. Employees may have to satisfy one or more of the following service requirements before participating in the ESPP, as determined by our board of directors, including: (i) being customarily employed with us or one of our affiliates for more than 20 hours per week and more than five months per calendar year; or (ii) continuous employment with us or one of our affiliates for a minimum period of time (not to exceed two years). No employee may purchase shares under the ESPP at a rate in excess of $25,000 worth of our common stock based on the fair market value per share of our common stock at the beginning of an offering for each year such a purchase right is outstanding. Finally, no employee will be eligible for the grant of any purchase rights under the ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding capital stock measured by vote or value under Section 424(d) of the Code.

Changes to Capital Structure. In the event that there occurs a change in our capital structure through such actions as a stock split, merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or similar transaction, the board of directors will make appropriate adjustments to: (i) the number of shares reserved under the ESPP; (ii) the maximum number of shares by which the share reserve may increase automatically each year; (iii) the number of shares and purchase price of all outstanding purchase rights; and (iv) the number of shares that are subject to purchase limits under ongoing offerings.

Corporate Transactions. In the event of certain significant corporate transactions, including: (i) a sale of all or substantially all of our assets; (ii) the sale or disposition of more than 50% of our outstanding securities; (iii) the consummation of a merger or consolidation where we do not survive the transaction; and (iv) the consummation of a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction, any then-outstanding rights to purchase our stock under the ESPP may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue, or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of our common stock within ten business days before such corporate transaction, and such purchase rights will terminate immediately.

ESPP Amendment or Termination. Our board of directors has the authority to amend or terminate our ESPP, provided that except in certain circumstances such amendment or termination may not materially impair any outstanding purchase rights without the holder’s consent. We will obtain stockholder approval of any amendment to our ESPP as required by applicable law or listing requirements.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

We adopted a written related person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and continuing oversight of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years. Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities, including any of their immediate family members and affiliates, and entities owned or controlled by such persons or entities in which such person has a 5% or greater beneficial ownership interest.

Under the policy, where a transaction has been identified as a related person transaction, management must present information regarding the proposed related person transaction to our Audit Committee (or, where review by our Audit Committee would be inappropriate for reasons of conflict of interest or otherwise, to another independent body of our Board) for review. The presentation must include a description of, among other things, all of the parties thereto, the direct and indirect interests of the related persons, the purpose of the transaction, the material facts, the benefits of the transaction to us and whether any alternative transactions are available, an assessment of whether the terms are comparable to the terms available from unrelated third parties or to employees generally and management’s recommendation. To identify related person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, our audit committee or another independent body of our board of directors takes into account the relevant available facts and circumstances including, but not limited to:

•
the risks, costs and benefits to us;
•
the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•
the terms of the transaction;
•
the availability of other sources for comparable services or products; and
•
the terms available to or from, as the case may be, unrelated third parties.

In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

Certain Related Person Transactions

The following includes a summary of transactions since January 1, 2024, to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or 1% of the average of our total assets as of December 31, 2025 and 2024, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock at the time of such transaction, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, described under the section titled “Executive and Director Compensation” and the subsection titled “Executive and Director Compensation—Non-Employee Director Compensation” or that would be required to be described under “Executive and Director Compensation” if the executive officer were a Named Executive Officer.

Convertible Preferred Stock Financings

Series E Preferred Stock Financing

In November 2024, we issued and sold to investors in a private placement an aggregate of 4,352,393 shares of our Series E convertible preferred stock (the “Series E Preferred”) in our Series E convertible preferred stock financing (the “Series E Financing”) at a purchase price of $13.79 per share for aggregate cash proceeds of approximately $60.0 million.

The following table summarizes the shares of Series E Preferred purchased by holders of more than 5% of our capital stock and entities affiliated with our directors, in each case at the time of the Series E Financing.

Participants	Series E Preferred Stock (#)	Total Purchase Price ($)
Sands Capital Life Sciences Pulse Fund II, L.P.	224,321	3,092,382
Entities affiliated with Eventide Asset Management, LLC	409,518	5,645,428
Entities affiliated with RTW Investments, LP	279,890	3,858,457
Entities affiliated with Soleus Capital Management, L.P.	207,306	2,857,825
Wellington Hadley Harbor Aggregator IV, L.P.	2,901,599	40,000,001

Concurrent Private Placement

We entered into a Common Stock Purchase Agreement, dated January 21, 2025 (the “Purchase Agreement”), with Wellington Hadley Harbor Aggregator IV, L.P. (the “Wellington”). Pursuant to the Purchase Agreement, Wellington, a greater than 5% beneficial owner of our outstanding common stock at the time of the transaction, purchased and we sold 1,000,000 shares of our common stock (the “Private Placement Shares”) in a concurrent private placement exempt from the registration requirements of the Securities Act of 1933, as amended, at a per share price equal to the price of our shares sold in our initial public offering. The private placement closed concurrently with our initial public offering. The underwriters acted as placement agents in connection with the concurrent private placement and received a placement agent fee equal to 7.0% of the total purchase price of the Private Placement Shares.

Investor Agreements

In connection with our convertible preferred stock financings, we entered into investors’ rights, right of first refusal and co-sale and voting agreements, which contain, among other things, registration rights, information rights, voting rights and rights of first refusal, with holders of greater than 5% our capital stock at the time of the transactions, including Wellington, entities affiliated with Eventide Asset Management, LLC, Sands Capital Life Sciences Pulse Fund II, L.P., entities affiliated with RTW Investments, LP and entities affiliated with Soleus Capital Management, L.P.

Our Relationship with Boston University

Edward Damiano, Ph.D., our former Co-Founder and Executive Chairman, who resigned as a member of the board of directors effective January 29, 2025, was affiliated with Boston University (“BU”) as of the time of the original execution and the December 2017, September 2020 and February 2022 amendments of each of the Device License Agreement (as defined below) and Control Algorithm Agreement (as defined below). He currently serves as Research Professor of Biomedical Engineering at BU on a volunteer basis and has no time commitments to BU. Pursuant to the BU Intellectual Property Policy, BU is obligated to pay a specified percentage of royalties received from us on net sales of products licensed under the agreements to the inventors of the patentable inventions, which includes Dr. Damiano. Under the agreements, we are responsible for all costs related to the amendment, prosecution and maintenance of the licensed patent rights. During the years ended December 31, 2025 and 2024, we paid BU $0.2 million and $0.2 million, respectively, for reimbursed legal costs in connection with the agreements, and, during the period from January 1, 2026 to date, we paid BU $0.1 million for reimbursed legal costs in connection with the agreements.

Device License Agreement

In December 2015, we and the Trustees of BU entered into a device license agreement, which was amended in December 2017, September 2020, February 2022 and November 2024 (collectively, the “Device License Agreement”). Under the Device License Agreement, we received a royalty-bearing license (with the right to sublicense) under certain of BU’s patent rights related to a system and individual components thereof for delivering multiple medicaments to a patient without medicament mis-channeling to make, use, sell, and import products, and practice processes covered by the licensed patent rights (collectively, the “Licensed Products and Licensed Processes”).

In consideration for the licensed patent rights and other rights granted to us under the Device License Agreement, we issued 1,160 shares of our Class B common stock to BU, representing a specified ownership percentage on a fully diluted basis at the time of entering into the Device License Agreement, subject to anti-dilution adjustments, which have been satisfied and extinguished by the issuance of additional shares of Class B common stock. We are also required to pay (i) quarterly royalties of a mid-single-digit percentage based on net sales of all Licensed Products and Licensed Processes by us or our affiliates, (ii)

quarterly royalties of a low double-digit percentage based on net sales by our sublicensees (in each case (i) and (ii), which royalties are creditable against the minimum royalty amount) and (iii) agreed to make quarterly lump sum payments of a low-double-digit percentage based on certain non-royalty sublicensing revenue received by us from our sublicensees. The foregoing payments are subject to customary increase under certain specified circumstances. We also granted BU board observer rights and agreed to bear the patent costs, including prior patent costs incurred by BU in respect of the licensed patent rights. Additionally, if we assign the Device License Agreement in connection with the sale of all or substantially all of our assets relating to the licensed patent rights, we will be required to pay BU an assignment fee to be agreed on with BU at the time of such assignment.

Control Algorithm Agreement

In December 2015, we and the Trustees of BU entered into a control algorithm license agreement, which was amended in December 2017, September 2020, and February 2022 (collectively, the “Control Algorithm Agreement”). Under the Control Algorithm Agreement, we received a royalty-bearing license (with the right to sublicense) to (i) make, use, sell, and import products, and practice processes, covered by certain of BU’s patent rights related to automated control systems for treatment of T1D and similar conditions, involving monitoring and/or delivering insulin, glucagon, and glucose (collectively, the “Automated Control System Technology”) and (ii) use, reproduce, prepare derivative works, perform, display, and distribute all or any part of the software, source code, object code and/or related documentation, covered by certain copyright rights, and related to (a) the Automated Control System Technology and (b) the iLet control algorithm.

In consideration for the licensed patent rights and other rights granted to us under the Control Algorithm Agreement, we issued 1,140 shares of our Class B common stock to BU, representing a specified ownership percentage on a fully diluted basis at the time of entering into the license agreement, subject to anti-dilution adjustments, which have been satisfied and extinguished by the issuance of additional shares of Class B common stock to BU. We are also required to pay BU (i) quarterly royalties of a mid-single-digit percentage based on net sales by us and our affiliates, (ii) royalties of a low double-digit percentage of net sales by sublicensees (in each case (i) and (ii), which royalties are creditable against the minimum royalty amount) and (iii) agreed to make quarterly lump sum payments of a low double-digit percentage of the non-royalty sublicensing revenue received by us from our sublicensees. The foregoing payments are subject to customary increase under certain specified circumstances. We also granted BU board observer rights and agreed to bear the patent costs, including prior patent costs incurred by BU in respect of the licensed patent rights. Additionally, if we undergo a change of control (as defined in the Control Algorithm Agreement) we will owe BU a one-time change of control payment of $65,000. We will also be required to pay BU an assignment fee to be agreed on with BU at the time of such assignment if we assign the Control Algorithm License Agreement in connection with the sale of all or substantially all of our assets relating to the licensed patent rights and copyright.

Indemnification Agreement

Our Certificate of Incorporation contains provisions limiting the liability of directors, and our Bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our Certificate of Incorporation and Bylaws also provide our Board with discretion to indemnify our employees and other agents when determined appropriate by the Board.

In addition, we have entered, and intend to enter, into indemnification agreements with each of our directors and executive officers, which requires us to indemnify them to the fullest extent permitted by Delaware law.

OTHER INFORMATION FOR STOCKHOLDERS

Stockholder Proposals for the 2027 Annual Meeting of Stockholders

Stockholders of the Company may submit proposals that they believe should be voted upon at the Company’s annual meeting of stockholders or nominate persons for election to the Board.

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals meeting certain requirements may be eligible for inclusion in the Company’s proxy statement for the Company’s 2027 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2027 definitive proxy statement, any such stockholder proposals must be submitted in writing to the Corporate Secretary of the Company no later than December 11, 2026 in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s definitive proxy statement.

Pursuant to our Bylaws, Company stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board at an annual meeting of stockholders must do so by delivering a written notice to the Corporate Secretary at the principal executive offices of the Company c/o Beta Bionics, Inc. 11 Hughes, Irvine, California 92618. Each submission must set forth:

(1)
the name, age, business address and residence address of such nominee;
(2)
the principal occupation or employment of such nominee;
(3)
the class or series and number of shares of each class or series of capital stock of the Company that are owned of record and beneficially by such nominee and list of any pledge of or encumbrances on such shares;
(4)
the date or dates on which such shares were acquired and the investment intent of such acquisition;
(5)
the questionnaire, representation and agreement required by the Bylaws, completed and signed by such nominee; and
(6)
all other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved and whether or not proxies are being or will be solicited), or that is otherwise required to be disclosed or provided to the Company pursuant to Section 14 of the Exchange Act (including such person’s written consent to being named in a proxy statement, associated proxy card and other filings as a nominee and to serving as a director if elected).

In accordance with the “advance notice” provisions of our Bylaws, stockholders seeking to present a stockholder proposal or nomination at the Company’s 2027 Annual Meeting of Stockholders, without having it included in the Company’s proxy statement, must timely submit notice of such proposal or nomination. To be timely, a stockholder’s notice must be received by the Corporate Secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the first anniversary of the 2026 Annual Meeting of Stockholders, unless the date of the 2027 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 70 days from the anniversary of the 2026 Annual Meeting of Stockholders. For the Company’s 2027 Annual Meeting of Stockholders, this means that any such proposal or nomination must be submitted no earlier than January 21, 2027 and no later than February 20, 2027 . If the date of the 2027 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 70 days from the anniversary of the 2026 Annual Meeting of Stockholders, the stockholder must submit any such proposal or nomination no earlier than the close of business on the 120th day prior to the 2027 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting of Stockholders, or the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting of Stockholders is first made by the Company.

Notices of any proposals or nominations for the Company’s 2027 Annual Meeting of Stockholders should be sent to the Corporate Secretary of the Company at 11 Hughes, Irvine, California 92618. A courtesy copy should also be submitted by email to ir@betabionics.com.

Householding of Proxy Materials

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding”, provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker.

Additional Filings

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website investors.betabionics.com and click on “SEC Filings” under the “Financials” heading. Copies of our Annual Report on Form 10-K for the year ended December 31, 2025, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders by contacting Beta Bionics, Inc. by mail at 11 Hughes, Irvine, California 92618, by telephone at (949) 427-7785, or by email at ir@betabionics.com.

OTHER MATTERS

Our Board does not know of any other matters to be brought before the Annual Meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment. Discretionary authority for them to do so is provided for in the proxy card and other forms of proxy.

By Order of the Board of Directors

/s/ Stephen Feider
Stephen F. Feider
Corporate Secretary
April 10, 2026

BETA BIONICS, INC.
11 HUGHES IRVINE, CA 92618

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 20, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/BBNX2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 20, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	V82502-P42750	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Beta Bionics, Inc.

The Board of Directors recommends you vote FOR the following:

1. To elect two Class I directors, as nominated by the Board of Directors, to hold office until the 2029 Annual Meeting of Stockholders and their successors are duly elected and qualified, or until their earlier death, resignation or removal.

	Nominees:	For	Withhold

	1a. Sean D. Carney	☐	☐

	1b. Christy Jones	☐	☐

The Board of Directors recommends you vote FOR the following proposal:					For	Against	Abstain

2. To ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

					☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

		Yes	No
Please indicate if you plan to attend this meeting.		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and the 2025 Annual Report on Form 10-K are available at www.proxyvote.com.

V82503-P42750

Beta Bionics, Inc.

Annual Meeting of Stockholders

Thursday, May 21, 2026 at 2:00 P.M., Pacific Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Sean Carney and Christy Jones, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Beta Bionics, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May 21, 2026, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF ALL BOARD OF DIRECTORS NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSAL 2.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

Continued and to be signed on reverse side